UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23686

MULTI-SELECT SECURITIES FUND FOR PUERTO RICO RESIDENTS

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copy to:

Alexandre-Cyril Manz

-----------------------------------------------------------

Alexandre-Cyril Manz

UBS Financial Services Incorporated of Puerto Rico

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Item 1. Report to Stockholders.

(a)        The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

2022
ANNUAL REPORT

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Dear Unitholder:

The Multi-Select Securities Fund for Puerto Rico Residents (formerly known as Multi-Select Securities Puerto Rico Fund and hereinafter referred to as the “Fund”) is pleased to present the Letter to Unitholders for the fiscal year ended March 31, 2022.

The performance of the portfolios of the Fund was impacted by two major events in the last quarter of the fiscal year: (1) the beginning of a tightening cycle by the Federal Reserve in March 2022, and (2) the invasion of Ukraine by Russia in February 2022.

At its December 2021 meeting, the Federal Reserve Board (“Fed”) modified its assessment of inflation, removing the word temporary from the assessment and signaling the beginning of a tightening cycle. This guidance was followed up by additional comments on the impact of supply disruptions and the continued increase in employment. At its March 2022 meeting the Fed raised short-term interest rates for the first time since the start of the Covid-19 pandemic in 2020. The market expects six additional 0.25% increases for the remainder of 2022 with the potential for more aggressive hikes.

After weeks of tense negotiations, in February 2022, Russia invaded Ukraine. The initial market reaction was a flight to quality with equity markets decreasing and sovereign yields on U.S. Treasuries, German bonds and other developed countries decreasing. Since Russia is a major exporter of oil and natural gas, prices shot up; the price of oil, for example, increased above $100 a barrel. European Countries and the U.S. reacted by placing severe economic sanctions on the Russian Government and many of its closest oligarchs.

As the invasion continued to unfold, markets turned their attention to the potential inflationary pressures of high oil, gas and other commodities prices. Additional supply chain disruptions are possible in other sectors of the world economy. Markets have reversed course, equity markets recovered most of their losses and interest rates increased across the yield curve. However, risks remain elevated and volatility is high.

After trading at or near all-time highs, the events discussed above led to significant decreases in the major equity indexes during the quarter ended March 31, 2022. For example, the Standard and Poor’s 500 decreased 4.60%, the Russell 2000 decreased 7.53% and the MSCI EAFE Index decreased 5.76%.     Notwithstanding this decrease, five of the six portfolios generated positive returns for the year. Please refer to the commentary by each of the Sub-Advisers for specifics on their portfolio.

The combination of higher inflation, the start of a monetary tightening cycle, and the continued elevated geopolitical risks present a challenging environment for the management of the Fund. Notwithstanding, the Fund’s Investment Adviser and its Sub-Advisors remain committed to providing professional management services to the Fund for the benefit of its shareholders

Sincerely,

Leslie Highley, Jr.

Managing Director for the

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of

Puerto Rico, as Investment Adviser

Multi-Select Securities Fund for Puerto Rico Residents

Management Discussion and Analysis1

I. Recent Developments

The Multi-Select Securities Fund for Puerto Rico Residents (formerly known as Multi-Select Securities Puerto Rico Fund and hereinafter referred to as the “Fund”) is pleased to present the Management Discussion and Analysis for the fiscal year ended March 31, 2022.

The Fund is a Puerto Rico investment trust organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May or 19, 2021.

The performance of the portfolios of the Fund was impacted by two major events in the last quarter of the fiscal year: 1) the beginning of a tightening cycle by the Federal Reserve in March 2022, and 2) the invasion of Ukraine by Russia in February 2022.

At its December 2021 meeting, the Federal Reserve Board (the “Fed”) modified its assessment of inflation, removing the word temporary from the assessment and signaling the beginning of a tightening cycle. This guidance was followed up by additional comments on the impact of supply disruptions and the continued increase in employment. At its March 2022 meeting, the Fed raised short-term interest rates for the first time since the start of the Covid-19 pandemic in 2020. The market expects six additional 0.25% increases for the remainder of 2022, with the potential for more aggressive hikes.

After weeks of tense negotiations, in February 2022, Russia invaded Ukraine. The initial market reaction was a flight to quality trade with equity markets decreasing and sovereign yields on U.S. Treasuries, German bunds and other developed countries decreasing. Since Russia is a major exporter of oil and natural gas, these prices shot up; the price of oil, for example, increased above $100 a barrel. European Countries and the U.S. reacted by placing severe economic sanctions on the Russian Government and many of its closest oligarchs.

As the invasion continued to unfold, the markets turned their attention to the potential inflationary pressures of high oil, gas and other commodities prices. Additional supply chain disruptions are possible in other sectors of the world economy.

After trading at or near all-time highs, the events discussed above led to significant decreases in the major equity indexes during the quarter ended March 31, 2022. For example, the Standard and Poor’s 500 decreased -4.60%, the Russell 2000 decreased -7.53% and the technology heavy MSCI EAFE decreased -5.79% Notwithstanding this decrease, five of the six portfolios generated positive returns for the year. Please refer to the commentary by each of the Sub-Advisers for specifics on their respective portfolios.

1 Unaudited

MD&A _ 1

The combination of higher inflation, the start of a monetary tightening cycle, and the continued elevated geopolitical risks present a challenging environment for the management of the Fund. Notwithstanding, the Fund’s Investment Adviser and its Sub-Advisors remain committed to providing professional management services to the Fund for the benefit of its shareholders

II. Market Commentary for the Period April 1, 2021 to March 31, 2022

This Management Discussion and Analysis focuses primarily on market performance and the performance for the portfolios offered by the Fund for the period from April 1, 2021 to March 31, 2022. Under normal conditions, each portfolio will invest up to 80% of its total assets in common stocks and other equity securities of U.S. or foreign companies and intends to invest at least 20% of its total assets in equity or taxable fixed-income securities, including cash equivalents, issued by Puerto Rico entities.

1.	Equity Markets

U.S. equities, represented by the Standard and Poor’s 500 Index® (“S&P 500 Index®”) returned 15.65% for the year ended March 31, 2022. (The indices described herein are defined in the Glossary at the end of this Management Discussion and Analysis). International developed market equities, as represented by the MSCI EAFE Index®, had a weak performance returning 1.16% for the year ended March 31, 2022, underperforming the U.S. equity markets. The MSCI All Country World Index is off to a rough start in 2022, driven by higher-than-expected inflation readings, a more hawkish Fed, and geopolitical tensions. Geopolitical risk, along with a change in central banks’ monetary policy, has weighed on investor sentiment. The recent rise in commodity prices creates a downside risk to profit growth. Brent Oil prices have surged to more than USD 112 driven by the Russia-Ukraine conflict. Energy’s drag on the Eurozone is likely to be much higher than the US, given the higher dependence on Russia. The longer energy prices stay elevated, the higher the risk to the real economy is through higher inflation and impact on consumers, creating downside risks to earnings. Persistent high commodity prices due to supply issues will most likely hurt margins, and thus earnings.

US equities are also off to a rough start, driven by higher-than-expected inflation readings, a more hawkish Fed, and geopolitical tensions. Mega-cap tech and growth stocks have borne the brunt of the pain as interest rates have moved higher. Value stocks, such as financials, have fared better. In addition, the big increase in oil prices has led to strong gains for the energy sector. While the Fed began raising interest rates in March 2022, it will take a while before monetary policy gets restrictive. Since 1983, stocks have continued to rise in the months after the Fed starts hiking rates, although the pace of gains is a bit below average. Improving COVID-19 trends, a robust jobs market, and household balance sheets that are flush with cash should continue to drive consumer spending.

MD&A _ 2

Index	Investment Style	2Q21	3Q21	4Q21	1Q22	1 Year

Domestic Equites
Dow Jones Industrial Average - Total Return	Blue Chips	5.08	(1.46)	7.87	(4.10)	7.11
S&P 500 - Total Return	Large Cap Core	8.55	0.58	11.03	(4.60)	15.65
Rusell 1000 Growth - Total Return	Large Cap Growth	11.93	1.16	11.64	(9.04)	14.98
Rusell 1000 Value - Total Return	Large Cap Value	5.21	(0.78)	7.77	(0.74)	11.67
Rusell Midcap - Total Return	Mid Cap Core	7.5	(0.93)	6.44	(5.68)	6.92
Rusell 2000 - Total Return	Small Cap Core	4.29	(4.36)	2.14	(7.53)	(5.79)

International Equites
MSCI EAFE - Gross Return	Developed Markets	5.38	(0.35)	2.74	(5.79)	1.65
MSCI EMF - (Emerging Markets) - Gross Return	Emerging Markets	5.12	(7.97)	(1.24)	(6.92)	(11.08)

*	Indices are not managed and do not reflect fees and expenses that would reduce returns. Past performance does not guarantee future results.

2.	Bond Markets

During the period covered, the U.S. bond market, as measured by the Barclays Capital Aggregate Bond Index®, produced a return of -4.15%. Municipal bonds, as measured by Barclays Municipal Bond Index® outperformed the broader bond market, returning -4.47%. The Barclays Capital U.S. Treasury Index® and the Barclays Capital Intermediate Government Bond Index® returned -3.67% and -4.16%, respectively. As economies reopen, inflation has spiked and remains elevated. Supply chain imbalances and the geo-political events described above have also contributed to the inflationary reassures. Fiscal stimulus of the magnitude already enacted has gone beyond replacing incomes lost to the pandemic. The consequent excess savings and pent-up demand as the US economy reopens are resulting in a strong growth impulse.

Index	Investment Style	2Q21	3Q21	4Q21	1Q22	1 Year

1 bx1
Bloomberg Barclays US Aggregate Government - Treasury	Treasury Bonds	1.75	0.09	0.18	(5.58)	(3.67)
Bloomberg Barclays US Aggregate	Taxable Bonds (Broad)	1.83	0.05	0.01	(5.93)	(4.15)
Bloomberg Barclays US Aggregate Government - Intermediate	Gov’t Bonds	0.62	0.00	(0.58)	(4.19)	(4.16)

Domestic Fixed Income - Municipal
Bloomberg Barclays Municipal Bond	Munis (IG only)	1.42	(0.27)	0.72	(6.23)	(4.47)
Bloomberg Barclays Municipal Bond High Yield	Munis (HY only)	3.93	0.38	1.16	(6.53)	(1.35)

MD&A _ 3

III. Results of the Various Portfolios of the Fund

The Fund received its first inflows on June 29, 2004 and started investing the monies on or about June 30, 2004. The Fund is currently comprised of seven separate investment portfolios (each, a “Portfolio” and collectively, the “Portfolios”), and each Portfolio offers two classes of units: Class A and Class L.     For each class of units, the underlying investments are identical, although each class’ expense structure is different. For each Portfolio, approximately 20% of the Portfolio, the Puerto Rico Securities Portion, is directly managed by the Fund’s adviser, UBS Asset Managers of Puerto Rico (“UBS AMPR”), a division of UBS Trust Company of Puerto Rico. For each Portfolio, approximately 80% of the Portfolio, the Equity Portion, is invested in common stocks and other equity securities of U.S. or foreign companies and is managed by a selection of money managers. For details of each Portfolio’s structure, please refer to the Fund’s prospectus.

The following table reflects total returns for the quarter and year ending March 31, 2022, as well as 3, 5 and 10 years. Returns show the combined results for each Portfolio, net of expenses, and include both the Puerto Rico Securities Portion and the Equity Portion. Returns do not reflect the sales load or dividend paid applicable to Class A units.2

2 Unaudited

MD&A _ 4

	Returns (1)
Multi-Select Portfolio Share Class Benchmark	Equity Portion Manager	Qtr Ended 3/31/2022	1 Year Ended 3/31/2022	3 years Ended 3/31/2022	5 years Ended 3/31/2022	10 years Ended 3/31/2022
Large Cap Value I
Class A		-3.03%	12.99%	12.99%	10.91%	9.85%
Class L	The London Co.	-3.14%	12.56%	12.54%	10.47%	9.42%
Large Cap Value Benchmark (2)		-0.74%	11.67%	13.02%	10.29%	11.70%
Large Cap Core I
Class A*		-5.06%	11.51%	15.33%	13.54%	12.07%
Class L (b)*	Atalanta Sosnoff	-5.14%	11.05%	14.87%	13.08%	11.62%
Large Cap Core Benchmark (2)		-4.60%	15.65%	18.92%	15.99%	14.64%
Large Cap Growth I
Class A		-11.40%	8.22%	16.85%	16.16%	13.05%
Class L	Winslow Capital	-11.50%	7.80%	16.38%	15.69%	12.60%
Large Cap Growth Benchmark (2)		-9.04%	14.98%	23.60%	20.88%	17.04%
International I
Class A	Cambiar Investors	-7.61%	-6.55%	2.76%	1.92%	0.75%
International Benchmark (2)		-5.79%	1.65%	8.29%	7.23%	6.77%
Mid Cap Core I
Class A		-7.79%	2.61%	14.40%	12.82%	11.65%
Class L (c)	The London Co.	-7.87%	2.20%	13.94%	12.37%	11.20%
Mid Cap Core Benchmark (2)		-5.68%	6.92%	14.89%	12.62%	12.85%
Small Cap Core I
Class A	Cambiar Investors	-1.50%	0.56%	11.05%	9.64%	9.71%
Class L (d)
Small Cap Core Benchmark (2)		-5.79%	1.65%	8.29%	7.23%	6.77%

(1)The performance data for each of the Portfolios listed above represents past performance and is not an indicator of future performance. Returns may vary from audited financial statements due to the consideration of income reinvestment. Current results may be lower or higher than those shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. All returns are based on the Net Asset Value. Performance is net of fund fees and trading costs and excludes the effects of applicable sales loads. Performance data for Class L units since inception may vary from Class A units. The inception date for each class of each Portfolio is 6/30/2004 except for the following:

(a) U.S. Large Cap ETF Portfolio I, Class A Units: December 2007.

(b) Large Cap Core Portfolio I Class L Units: December 2004 and stopped trading on February 2007 and recommenced trading on September 2008. Benchmark for Class L units may vary due to different inception dates from Class A units.

(c) Mid Cap Core Portfolio Class L Units: Stopped trading on December 2007 and recommenced trading on September 2008. Benchmark for Class L units may vary due to different inception dates from Class A units.

(d) Small Cap Core Portfolio I Class L Units: September 2004 and stopped trading on December 2018. Benchmark for Class L units may vary due to different inception dates from Class A units.

(2)All Benchmark Indices were rebalanced on 12/31/07 due to strategy changes. Please refer to Benchmark Index Section for a description of each index. Returns with periods of more than one year are annualized.

Comments on each Portfolio are included below. Also included are graphs that depict the performance of a $1,000 investment in each of the Portfolios from April 1, 2005 through March 31, 2022, with any income generated being reinvested in the same Portfolio. Included for purposes of the graphs are the results of the Class A units only. Sales load applicable to Class A units, which have the effect of reducing the rate of return during the applicable period, are not considered in the graphs. It is important to note that past performance does not guarantee future results.

Comments on Performance of the Portfolios

MD&A _ 5

1.	Comments on the Puerto Rico Securities Portion, managed by UBS AMPR

Starting January 1, 2008, the Puerto Rico Securities Portion allocation was significantly tilted towards cash and cash equivalents in order to implement a futures strategy. By investing a portion of the Equity Portion in stock index futures contracts, the Investment Adviser is attempting to achieve a risk and return profile for each Portfolio that approximates the result that might be achieved by investing the assets of the Puerto Rico Securities Portion in the securities comprising the stock index used as a benchmark for the investment strategy of the relevant Equity Portion.

In order to fulfill its strategy, UBS AMPR purchases and sells stock index futures contracts with the objective of achieving a high correlation to the relevant benchmarks. Due to the minimum denominations required to enter into stock index futures contracts, the Portfolios may have different weightings, thus resulting in different returns than their respective benchmarks. Also, because the Fund constantly issues and redeems shares, and due to market volatility, UBS AMPR has to adjust the number of contracts either by purchasing new stock index futures contracts or selling existing positions of stock index futures contracts. UBS AMPR strives to optimize the proper mix of stock index futures contracts in order to fulfill its investment strategy.

2.	Comments on the Equity Portion of the Portfolios managed by sub-advisors

MD&A _ 6

A.	Large Cap Value Portfolio I

Since February 1, 2016 the Equity Portion of the Large Cap Value Portfolio I is managed by The London Company (“London”), which replaced Blackrock. The goal of the strategy is total return, with a primary focus on downside protection, with above average income and capital appreciation as secondary objectives. The investment team believes in investing like private market buyers, focusing on cash return on tangible capital; they believe value is defined by discounting cash inflows and outflows by an optimal cost of capital. Bottom-up stock selection is a critical component of their investment process as the firm’s process begins with a screen to identify companies characterized by high return on operating capital (profitability), consistent and stable free cash flow yield (cash generation), and attractive operating earnings/enterprise value (valuation). Their fundamental research consists of four critical elements: Balance sheet optimization analysis, Private Market Value Analysis, Corporate governance/management incentives audit, and Insider ownership/trading activity. This result in a portfolio of 30 – 40 stocks which the manager believes are trading at a 30% to 40% discount to fair market value. The Large Cap Value Portfolio I outperformed the Russell 1000 Value Index® 12.99% versus 11.67% during the last 12 months.

Returns shown are based on the Class A NAVs of each individual Portfolio, net of expenses and are annualized for periods of over one year. Returns may vary from audited financial statements due to the consideration of income reinvestment and the fact that the Fund’s trustee waived a portion of its fee during the periods indicated. If the Fund’s adviser did not waive a portion of its fee during the periods indicated, returns would have been lower. Figures do not incorporate applicable Class A units sales load, which would reduce returns. The investment return and principal value of an investment in this Portfolio will fluctuate so that an investment in the Units issued by such Portfolio may be worth more or less than their original cost. Past performance does not guarantee future results.

MD&A _ 7

B.	Large Cap Core Portfolio I

Since January 27, 2011 the Equity Portion of the Large Cap Core Portfolio I is managed by Atalanta Sosnoff Capital, LLC (“Atalanta”), which replaced Alliance Bernstein Strategic Research. Atalanta’s investment philosophy is focused on finding companies entering periods of earnings acceleration, believing that over time earnings drive stock prices, positioning them to capture the compounding effects of earnings acceleration and multiple expansions. The process is predominantly a fundamental bottom-up approach but does take macro factors into consideration when forming the investment opinion. They typically select stocks from the Russell 1000 Index universe. The strategy generally holds 35-65 positions, diversified across 10-15 industries and 5-8 sectors. The Large Cap Core Portfolio I lagged the S&P 500 Index® 11.51% versus 15.65% during the last 12 months.

Returns shown are based on the Class A NAVs of each individual Portfolio, net of expenses and are annualized for periods of over one year. Returns may vary from audited financial statements due to the consideration of income reinvestment and the fact that the Fund’s trustee waived a portion of its fee during the periods indicated. If the Fund’s adviser did not waive a portion of its fee during the periods indicated, returns would have been lower. Figures do not incorporate applicable Class A units sales load, which would reduce returns. The investment return and principal value of an investment in this Portfolio will fluctuate so that an investment in the Units issued by such Portfolio may be worth more or less than their original cost. Past performance does not guarantee future results.

MD&A _ 8

C.	Large Cap Growth Portfolio I

Since May 28, 2021 the Equity Portion of the Large Cap Growth Portfolio I is managed by Winslow Capital (“Winslow”), which replaced Loomis Sayles & Company. Winslow Capital, LLC is a registered investment adviser and an affiliate of Nuveen, LLC.

Winslow Capital has specialized in Growth equities for almost 30 years, having followed the same investment philosophy and process. They are one of the industry’s largest active U.S. Large Cap Growth managers and the Winslow brand is synonymous with high quality growth investing. Also, experts in analyzing growth companies, growth industries and pricing growth assets. Their goal is to achieve successful client outcomes over the long-term while carefully managing risk. The Winslow Perspective, which is their differentiated, proprietary research process, along with disciplined portfolio and risk management, is at the heart of achieving successful outcomes for their clients. Their Client-Centric Culture drives all decision making at the firm. The Large Cap Growth Portfolio I lagged the Russell 1000 Growth Index® 8.22% versus 14.98% during the last 12 months.

Returns shown are based on the Class A NAVs of each individual Portfolio, net of expenses and are annualized for periods of over one year. Returns may vary from audited financial statements due to the consideration of income reinvestment and the fact that the Fund’s trustee waived a portion of its fee during the periods indicated. If the Fund’s adviser did not waive a portion of its fee during the periods indicated, returns would have been lower. Figures do not incorporate applicable Class A units sales load, which would reduce returns. The investment return and principal value of an vestment in this Portfolio will fluctuate so that an investment in the Units issued by such Portfolio may be worth more or less than their original cost. Past performance does not guarantee future results.

MD&A _ 9

D.	International Equity Portfolio I

Since August 1, 2016 the Equity Portion of the International Portfolio I is managed by Cambiar Investors, LLC (“Cambiar”), which replaced NFJ Investment Group. Cambiar is a Denver-based boutique with a history that goes back to the early 1970’s, with a bottom-up relative value manager that seeks what they believe to be financially strong companies that area trading at significant discounts, and that also possess one or more catalysts that have the potential to unlock a projected upside of 50% in the next 12-24 months. The strategy invests in international companies with a capitalization of $1 billion or greater. Cambiar has run an international strategy since 1997, shortly after CIO Brian Barish, who had international/emerging market responsibilities in previous jobs, joined the firm. Originally independent, then a subsidiary of a couple of companies, employees bought in 2001 and is now 100% employee owned. The International Equity Portfolio I lagged the MSCI EAFE International Equity Index® -6.55% versus 1.65% during the last 12 months.

Returns shown are based on the Class A NAVs of each individual Portfolio, net of expenses and are annualized for periods of over one year. Returns may vary from audited financial statements due to the consideration of income reinvestment and the fact that the Fund’s trustee waived a portion of its fee during the periods indicated. If the Fund’s adviser did not waive a portion of its fee during the periods indicated, returns would have been lower. Figures do not incorporate applicable Class A units sales load, which would reduce returns. The investment return and principal value of an investment in this Portfolio will fluctuate so that an investment in the Units issued by such Portfolio may be worth more or less than their original cost. Past performance does not guarantee future results.

MD&A _ 10

E.	Mid Cap Core Portfolio I

Since May 28, 2021 the Equity Portion of the Mid Cap Core Portfolio is being managed by The London Company (“London”), which replaced Principal Global Investors. London believes that the markets are less efficient at predicting risk than they are at predicting reward. Their investment process begins with a quantitative screen that evaluates companies on return on capital, earnings yield, and free cash flow yield. They seek out companies that are delivering high returns on capital. They believe that investing in companies that can earn cash on their cash provides those companies with advantaged financial flexibility which allows them to better weather downturns in their businesses. The manager believes this metric, combined with a durable and sustainable competitive advantage, should lead to more predictable cash flows, lower volatility of returns, and lower downside risk. London uses their unique Balance Sheet Optimization Analysis to uncover companies that may be overcapitalized and under levered with high levels of free cash flow. The optimization assesses management’s ability to create value through the optimization of the capital structure based on the strength of the company’s balance sheet and tangible assets under management’s control. Companies are valued using current free cash flow, the lowered cost of capital and little-to-no growth assumptions. If the cost of capital can be lowered by using the assets on hand, downside risk can be mitigated to create a more concrete margin of safety. London compliments the optimization through a private market value (PMV) analysis that considers recent M&A activity in order to assess what valuation multiples are being paid for like companies or assets. The PMV analysis attempts to corroborate the balance sheet optimization analysis and develops a realistic range of intrinsic value. Purchase candidates will be trading at a 20-40% discount to the manager’s estimate of intrinsic value. The Mid Cap Core Portfolio I lagged the Russell Mid Cap Index®, 2.61% versus 6.92% during the last 12 months.

MD&A _ 11

Returns shown are based on the Class A NAVs of each individual Portfolio, net of expenses and are annualized for periods of over one year. Returns may vary from audited financial statements due to the consideration of income reinvestment and the fact that the Fund’s trustee waived a portion of its fee during the periods indicated. If the Fund’s adviser did not waive a portion of its fee during the periods indicated, returns would have been lower. Figures do not incorporate applicable Class A units sales load, which would reduce returns. The investment return and principal value of an vestment in this Portfolio will fluctuate so that an investment in the Units issued by such Portfolio may be worth more or less than their original cost. Past performance does not guarantee future results.

MD&A _ 12

F.	Small Cap Core Portfolio I

Since May 28, 2021 the Equity Portion of the Small Cap Core Portfolio is being managed by Cambiar Investors, LLC (“Cambiar”), which replaced The Boston Trust & Investment Management Company is a Denver-based boutique with a history that goes back to the early 1970’s, Cambiar is a bottom-up relative value manager that seeks what they believe to be financially strong companies selling at significant undervaluations that also possess one or more catalysts that have the potential to unlock the company’s upside potential in the next 12-18 months. The strategy focuses on companies with a capitalization below $3 billion, targeting a weighted average portfolio market cap of around $1.5 billion. Originally independent, then a subsidiary of     a couple of companies, employees bought the firm in 2001 and is now 100% employee-owned. The Small Cap Core Portfolio I outperformed the Russell 2000 Index® 0.56% versus 1.65% during the last 12 months.

Returns shown are based on the Class A NAVs of each individual Portfolio, net of expenses and are annualized for periods of over one year. Returns may vary from audited financial statements due to the consideration of income reinvestment and the fact that the Fund’s trustee waived a portion of its fee during the periods indicated. If the Fund’s adviser did not waive a portion of its fee during the periods indicated, returns would have been lower. Figures do not incorporate applicable Class A units sales load, which would reduce returns. The investment return and principal value of an investment in this Portfolio will fluctuate so that an investment in the Units issued by such Portfolio may be worth more or less than their original cost. Past performance does not guarantee future results.

MD&A _ 13

G.	US Large Cap Core ETF Portfolio I

As a result of changes in US securities laws, effective May 24, 2021, Puerto-Rico domiciled funds are required to register under the 1940 Act. After careful consideration, management of the ETF Portfolio has determined that the operation and structure of this investment is not consistent with the requirements of the 1940 Act and compliance with the 1940 Act’s requirements is not feasible.

Accordingly, the Fund’s management determined to liquidate and close the ETF Portfolio. Portfolio investments in the ETF Portfolio were sold on or before May 24, 2021 and converted into cash, which will be deposited in one or more accounts with Puerto Rico banks or other financial institutions, to be distributed or reinvested once we receive instructions from shareholders.

MD&A _ 14

III. MD&A Glossary

Fixed Income and Equity Indices

Barclays Capital Aggregate Bond Index® - Composed of securities from Barclays Capital government/corporate bond index, mortgage-backed securities index, and the asset-backed securities index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Barclays Capital Intermediate Government Bond Index® - (BC Int. Gov) -The BCIG the Government Bond Index which is made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign traded issues) and the Agency Bond Index (all publicly issued debt of the U.S. Government agencies and quasi-federal corporation, and corporate debt guaranteed by the U.S. Government). However, it is different from the Government Bond Index in that it has a duration of little over 3 years and a maturity of close to 4 years.

Barclays Capital Municipal Bond Index® - Computed twice monthly from prices on approximately 1,100 bonds. Prices are supplied by Kenny Information Systems, Inc. The index is composed of approximately 60% revenue bonds and 40% state government obligations.

Morgan Stanley / Capital International EAFE Index® (MSCI EAFE) - The MSCI EAFE Index consists of over 2,600 securities in nearly 62 industry classifications listed on 21 stock exchanges in Europe, Australia, New Zealand, and the Far East. The EAFE aims to cover about 85% of each market’s total capitalization. Included companies represent a sampling of large, medium, and small capitalization companies and replicate the industries from each local market. The index is computed as an arithmetic average of the individual capitalization-weighted indices of the component countries, and returns are calculated in US dollars. Total return includes reinvestment of dividends, net of withholding taxes.

Puerto Rico Stock Index® (PRSI) - is a capitalization weighted index that measures the performance of all publicly traded stocks of corporations headquartered in the Commonwealth of Puerto Rico.

Russell 1000 Value Index® - Contains those Russell 1000 securities with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit low price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 1000 Growth Index® - Contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

MD&A _ 15

Russell 2000 Index® - Consists of the smallest 2,000 securities in the Russell 3000 index, representing approximately 11% of the Russell 3000 total market capitalization. This index is widely regarded in the industry as the premier measure of small cap stocks.

Russell Mid Cap Index® - Consists of the smallest 800 securities in the Russell 1000 index, as ranked by total market capitalization. This index accurately captures the medium-sized universe of securities and represents approximately 35% of the Russell 1000 total market capitalization.

Standard & Poor’s 500 Index® (S&P 500) - Covers 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

Benchmark Indices

1.

The Standard & Poor’s 500® Index covers 500 industrial, utility, transportation, and financial companies of the US markets (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

2.

From the Fund’s inception to 12/31/2007, the Large Cap Value Benchmark Index was composed of 80% in the Russell 1000 Value® Index, 10% in the GDB Puerto Rico Stock® Index, 5% in the Barclays Capital Intermediate Government® Index, and 5% in the 90-Day U.S. Treasury Bills. Effective 1/1/2008, the Large Cap Value Benchmark Index was rebalanced due to portfolio strategy changes (please refer to the prospectus for details) and is now composed of 100% in the Russell 1000 Value® Index.

3.

From the Fund’s inception to 12/31/2007, the Large Cap Core Benchmark Index was composed of 80% in the S&P 500® Index, 10% in the GDB Puerto Rico Stock® Index, 5% in the Barclays Capital Intermediate Government® Index, and 5% in the 90-Day U.S. Treasury Bills. Effective 1/1/2008, the Large Cap Core Benchmark Index was rebalanced due to portfolio strategy changes (please refer to the prospectus for details) and is now composed of 100% in the S&P 500® Index.

4.

From the Fund’s inception to 12/31/2007, the Large Cap Growth    Benchmark Index was composed of 80% in the Russell 1000 Growth® Index, 10% in the GDB Puerto Rico Stock® Index, 5% in the Barclays Capital Intermediate Government® Index, and 5% in the 90-Day U.S. Treasury Bills. Effective 1/1/2008, the Large Cap Growth Benchmark Index was rebalanced due to portfolio strategy changes (please

MD&A _ 16

refer to the prospectus for details) and is now composed of 100% in the Russell 1000 Growth® Index.

5.

From the Fund’s inception to 12/31/2007, the Mid Cap Core Benchmark Index was composed of 80% in the Russell Mid Cap® Index, 10% in the GDB Puerto Rico Stock® Index, 5% in the Barclays Capital Intermediate Government® Index, and 5% in the 90-Day U.S. Treasury Bills. Effective 1/1/2008, the Mid Cap Core Benchmark Index was rebalanced due to portfolio strategy changes (please refer to the prospectus for details) and is now composed of 100% in the Russell Mid Cap® Index.

6.

From the Fund’s inception to 12/31/2007, the Small Cap Core Benchmark Index was composed of 80% in the Russell 2000® Index, 10% in the GDB Puerto Rico Stock® Index, 5% in the Barclays Capital Intermediate Government® Index, and 5% in the 90-Day U.S. Treasury Bills. Effective 1/1/2008, the Small Cap Core Benchmark Index was rebalanced due to portfolio strategy changes (please refer to the prospectus for details) and is now composed of 100% in the Russell 2000® Index.

7.

From the Fund’s inception to 12/31/2007, the International Benchmark Index was composed of 80% in the Morgan Stanley/Capital International EAFE® Index, 10% in the GDB Puerto Rico Stock® Index, 5% in the Barclays Capital Intermediate Government® Index, and 5% in the 90-Day U.S. Treasury Bills. Effective 1/1/2008, the International Benchmark Index was rebalanced due to portfolio strategy changes (please refer to the prospectus for details) and is now composed of 100% in the Morgan Stanley/Capital International EAFE® Index.

MD&A _ 17

[This page intentionally left blank]

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

International Portfolio I - Financial Highlights

		Class A Units
		For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit Operating Performance: (a)	Net asset value, beginning of year	$10.53

	Net investment loss	(0.04)
	Net realized loss and unrealized appreciation (depreciation) on investments and future contracts	(0.65)

	Total from investment operations	(0.69)

	Net asset value, end of year	$9.84

Total Investment Return: (b)	Based on net asset value per unit ^	(6.55%)

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	1.75%
	Gross expenses to average net assets	2.78%
	Net investment loss to average net assets - net of waived and/or reimbursed expenses	(0.40%)

Supplemental Data:	Net assets, end of period (in thousands)	$3,897

	Portfolio turnover	60.95%

^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 414,618 for the fiscal year ended March 31, 2022.
(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends.
(c)	Based on average net assets of $4,428,630 for the year ended March 31, 2022.
(d)

The effect of the expenses waived for the fiscal year ended March 31, 2022 was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets applicable to common unitholders by 1.03%.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Core Portfolio I - Financial Highlights	(continued)

		Class A Units
		For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit Operating Performance: (a)	Net asset value, beginning of year	$32.67

	Net investment loss	(0.35)
	Net realized gain and unrealized appreciation (depreciation) on investments and future contracts	4.12

	Total from investment operations	3.77

	Net asset value, end of year	$36.44

Total Investment Return: (b)	Based on net asset value per unit ^	11.51%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	1.75%
	Gross expenses to average net assets	2.80%
	Net investment loss to average net assets - net of waived and/or reimbursed expenses	(0.97%)

Supplemental Data:	Net assets, end of period (in thousands)	$5,383

	Portfolio turnover	47.04%

^	Total investment return excludes the effects of sales charges.

(a)	Based on average outstanding units of 153,350 for the fiscal year ended March 31, 2022.
(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends.
(c)	Based on average net assets of $5,535,739 for the fiscal year ended March 31, 2022.
(d)

The effect of the expenses waived for the fiscal year ended March 31, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.05%.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Core Portfolio I - Financial Highlights	(concluded)

		Class L Units
		For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit Operating Performance: (a)	Net asset value, beginning of year	$34.20

	Net investment loss	(0.52)
	Net realized gain and unrealized appreciation (depreciation) on investments and future contracts	4.31

	Total from investment operations	3.79

	Net asset value, end of year	$37.99

Total Investment Return: (b)	Based on net asset value per unit ^	11.05%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	2.15%
	Gross expenses to average net assets	3.30%
	Net investment loss to average net assets - net of waived and/or reimbursed expenses	(1.37%)

Supplemental Data:	Net assets, end of period (in thousands)	$2,063

	Portfolio turnover	47.04%

^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 54,318 for the fiscal year ended March 31, 2022.
(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends.
(c)	Based on average net assets of $2,049,032 for the fiscal year ended March 31, 2022.
(d)

The effect of the expenses waived for the fiscal year ended March 31, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.15%.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Growth Portfolio I - Financial Highlights	(continued)

		Class A Units
		For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit Operating Performance: (a)	Net asset value, beginning of year	$36.62

	Net investment loss	(0.60)
	Net realized gain and unrealized appreciation (depreciation) on investments and future contracts	3.61

	Total from investment operations	3.01

	Net asset value, end of year	$39.63

Total Investment Return: (b)	Based on net asset value per unit ^	8.22%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	1.75%
	Gross expenses to average net assets	2.77%
	Net investment loss to average net assets - net of waived and/or reimbursed expenses	(1.44%)

Supplemental Data:	Net assets, end of period (in thousands)	$6,556

	Portfolio turnover	124.60%

^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 172,951 for the fiscal year ended March 31, 2022.
(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends.
(c)	Based on average net assets of $7,139,920 for the fiscal year ended March 31, 2022.
(d)

The effect of the expenses waived for the fiscal year ended March 31, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.02%.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Growth Portfolio I - Financial Highlights	(concluded)

		Class L Units
		For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit Operating Performance: (a)	Net asset value, beginning of year	$34.35

	Net investment loss	(0.71)
	Net realized gain and unrealized appreciation (depreciation) on investments and future contracts	3.39

	Total from investment operations	2.68

	Net asset value, end of year	$37.03

Total Investment Return: (b)	Based on net asset value per unit ^	7.80%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	2.15%
	Gross expenses to average net assets	3.27%
	Net investment loss to average net assets - net of waived and/or reimbursed expenses	(1.84%)

Supplemental Data:	Net assets, end of period (in thousands)	$2,011

	Portfolio turnover	124.60%

^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 54,310 for the fiscal year ended March 31, 2022.
(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends.
(c)	Based on average net assets of $2,100,811 for the fiscal year ended March 31, 2022.
(d)

The effect of the expenses waived for the fiscal year ended March 31, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.12%.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Value Portfolio I - Financial Highlights	(continued)

		Class A Units
		For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit Operating Performance: (a)	Net asset value, beginning of year	$22.93

	Net investment loss	(0.02)
	Net realized gain and unrealized appreciation (depreciation) on investments and future contracts	3.00

	Total from investment operations	2.98
	Less: Dividends from net investment income to unitholders	(0.02)

	Net asset value, end of year	$25.89

Total Investment Return: (b)	Based on net asset value per unit ^	12.99%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	1.75%
	Gross expenses to average net assets	2.82%
	Net investment loss to average net assets - net of waived and/or reimbursed expenses	(0.09%)

Supplemental Data:	Net assets, end of period (in thousands)	$6,193

	Portfolio turnover	12.17%

^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 246,603 for the fiscal year ended March 31, 2022.
(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends.
(c)	Based on average net assets of $6,148,778 for the fiscal year ended March 31, 2022.
(d)

The effect of the expenses waived for the fiscal year ended March 31, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.07%.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Value Portfolio I - Financial Highlights	(concluded)

		Class L Units
		For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit Operating Performance: (a)	Net asset value, beginning of year	$22.22

	Net investment loss	(0.12)
	Net realized gain and unrealized appreciation (depreciation) on investments and future contracts	2.91

	Total from investment operations	2.79

	Net asset value, end of year	$25.01

Total Investment Return: (b)	Based on net asset value per unit ^	12.56%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	2.15%
	Gross expenses to average net assets	3.32%
	Net investment loss to average net assets - net of waived and/or reimbursed expenses	(0.49%)

Supplemental Data:	Net assets, end of period (in thousands)	$1,790

	Portfolio turnover	12.17%

^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 71,563 for the fiscal year ended March 31, 2022.
(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends.

(c)	Based on average net assets of $1,727,903 for the fiscal year ended March 31, 2022.
(d)

The effect of the expenses waived for the fiscal year ended March 31, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.17%.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Mid Cap Core Portfolio I - Financial Highlights	(continued)

		Class A Units
		For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit Operating Performance: (a)	Net asset value, beginning of year	$37.50

	Net investment loss	(0.38)
	Net realized gain and unrealized appreciation (depreciation) on investments and future contracts	1.36

	Total from investment operations	0.98

	Net asset value, end of year	$38.48

Total Investment Return: (b)	Based on net asset value per unit ^	2.61%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	1.75%
	Gross expenses to average net assets	2.80%
	Net investment loss to average net assets - net of waived and/or reimbursed expenses	(0.97%)

Supplemental Data:	Net assets, end of period (in thousands)	$4,234

	Portfolio turnover	101.44%

^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 113,446 for the fiscal year ended March 31, 2022.
(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends.
(c)	Based on average net assets of $4,496,162 for the fiscal year ended March 31, 2022.
(d)

The effect of the expenses waived for the fiscal year ended March 31, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.05%.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Mid Cap Core Portfolio I - Financial Highlights	(concluded)

		Class L Units
		For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit Operating Performance: (a)	Net asset value, beginning of year	33.22

	Net investment loss	(0.48)
	Net realized gain and unrealized appreciation (depreciation) on investments and future contracts	1.21

	Total from investment operations	0.73

	Net asset value, end of year	$33.95

Total Investment Return: (b)	Based on net asset value per unit ^	2.20%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	2.15%
	Gross expenses to average net assets	3.30%
	Net investment loss to average net assets - net of waived and/or reimbursed expenses	(1.37%)

Supplemental Data:	Net assets, end of period (in thousands)	$1,428

	Portfolio turnover	101.44%

^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 42,055 for the fiscal year ended March 31, 2022.
(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends.
(c)	Based on average net assets of $1,473,501 for the fiscal year ended March 31, 2022.
(d)

The effect of the expenses waived for the fiscal year ended March 31, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.15%.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Small Cap Core Portfolio I - Financial Highlights

		Class A Units
		For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit Operating Performance: (a)	Net asset value, beginning of year	$30.63

	Net investment loss	(0.30)
	Net realized gain and unrealized appreciation (depreciation) on investments and future contracts	0.46

	Total from investment operations	0.16

	Net asset value, end of year	$30.79

Total Investment Return: (b)	Based on net asset value per unit ^	0.56%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	1.75%
	Gross expenses to average net assets	2.81%
	Net investment loss to average net assets - net of waived and/or reimbursed expenses	(0.96%)

Supplemental Data:	Net assets, end of period (in thousands)	$3,643

	Portfolio turnover	146.86%

^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 126,041 for the fiscal year ended March 31, 2022.
(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends.
(c)	Based on average net assets of $3,904,319 for the fiscal year ended March 31, 2022.
(d)

The effect of the expenses waived for the fiscal year ended March 31, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.06%.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents International Portfolio I

Schedule of Investments			(continued)	March 31, 2022

COMMON STOCKS -76.82% of net assets applicable to common unitholders
Shares			Issuer	Value

Belgium - 4.65% of net assets applicable to common unitholders
Chemicals & Allied - 3.10% of total investments
1,545	B		UCB SA - Sponsored ADR	$92,916

Depository Institutions - 2.95% of total investments
2,462	B		KBC Group NV - Sponsored ADR	88,361

Total Belgium (cost $161,781)				$181,277

Canada - 3.59% of net assets applicable to common unitholders
Metal Mining - 2.24% of total investments
1,094			Agnico Eagle Mines Limited	$66,997

Railroad Transportation - 2.44% of total investments
544			Canadian National Railway Company	72,972

Total Canada (cost $135,312)				$139,969

England - 19.82% of net assets applicable to common unitholders
Food and Kindred Products - 1.36% of total investments
200	B		Diageo PLC - Sponsored ADR	$40,628

Amusement and Recreation Services - 3.06% of total investments
4,214	B	A	Entain PLC - Sponsored ADR	91,739

Depository Institutions - 2.28% of total investments
8,657	B		Barclays PLC - Sponsored ADR	68,390

Engineering, Accounting, Research, Management, and Related Services - 2.48% of total investments
1,088	B		Intertek Group PLC - Sponsored ADR	74,321

Fabricated Metal Products, except Machinery and Transportation Equipment - 2.35% of total investments
1,870	B		BAE Systems PLC - Sponsored ADR	70,443

Miscellaneous Services - 5.84% of total investments
4,126	B		Compass Group PLC - Sponsored ADR	89,943
3,687	B		SSE PLC - Sponsored ADR	85,022

Security &Commodity Brokers, Dealers, Exchanges and Services - 2.71% of total investments
3,057	B		London Stock Exchange Group, Inc - Sponsored ADR	81,072

Wholesale Trade Non-Durable Goods - 5.71% of total investments
4,719	B		Reckitt Benckiser Group PLC - Sponsored ADR	72,861
2,508	B		Bunzl PLC - Sponsored ADR	98,028

Total England (cost $762,042)				$772,447

Finland - 1.62% of net assets applicable to common unitholders
Depository Institutions - 2.11% of total investments
6,157	B		Nordea Bank ABP - Sponsored ADR	$63,294

Total Finland (cost $59,331)				$63,294

France - 9.93% of net assets applicable to common unitholders
Food and Kindred Products - 2.59% of total investments
1,773	B		Pernod Ricard S.A. - Sponsored ADR	$77,675

Transportation Equipment - 2.47% of total investments
2,449	B		Airbus SE - Sponsored ADR	74,009

Fabricated Metal Products, except Machinery and Transportation Equipment - 1.34% of total investments
281	B		LVMH Moët Hennessy - Louis Vuitton, Société Européenne - Sponsored ADR	40,065

Chemicals & Allied - 2.46% of total investments
2,104	B		L’Air Liquide S.A. - Sponsored ADR	73,556

Business Services - 4.06% of total investments
1,901	B		Capgemini SE - Sponsored ADR	84,480
1,720	B	A	Wordline S.A. - Sponsored ADR	37,229

Total France (cost $333,169)				$387,014

Germany - 13.45% of net assets applicable to common unitholders
Electric, Gas, and Sanitary Services - 2.35% of total investments
1,018	B		Siemens Aktiengesellschaft - Sponsored ADR	$70,385

Postal Service - 2.28% of total investments
1,428	B		Deutsche Post AG - Sponsored ADR	68,301

Business Services - 2.85% of total investments
768			SAP SE	85,217

Chemicals & Allied - 7.50% of total investments
1,819	B		Merck Kommanditgesellschaft auf Aktien - Sponsored ADR	76,052
2,492	B		Fresenius Medical Care AG & Co. KGaA - Sponsored ADR	83,931
2,572	B		Covestro AG - Sponsored ADR	64,712

Leather and Leather Products -2.53% of total investments
649	B		Adidas AG - Sponsored ADR	75,816

Total Germany (cost $518,337)				$524,414

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents
International Portfolio I

Schedule of Investments		(concluded)			March 31, 2022

Shares		Issuer			Value

Hong Kong - 1.95% of net assets applicable to common unitholders
Insurance Carriers - 2.53% of total investments
1,811	B	AIA Group Limited - Sponsored ADR			$75,772

Total Hong Kong (cost $66,936)					$75,772

Japan - 5.67% of net assets applicable to common unitholders
Industrial & Commercial Machinery & Computer Equipment - 4.80% of total investments
3,662	B	Fanuc Corporation - Sponsored ADR			$64,268
795	B	Hitachi, Ltd. - Sponsored ADR			79,603

Electronic & Equipment - 2.58% of total investments
751	B	Sony Group Corp - Sponsored ADR			77,135

Total Japan (cost $210,549)					$221,006

Singapore - 2.03% of net assets applicable to common unitholders
Depository Institutions - 2.64% of total investments
758	B	DBS Group Holdings Limited - Sponsored ADR			$79,029

Total Singapore (cost $43,573)					$79,029

Spain - 6.01% of net assets applicable to common unitholders
Electric, Gas, and Sanitary Services -2.73% of total investments
1,874	B	Iberdrola, S.A. - Sponsored ADR			$81,819

Transportation Air - 2.05% of total investments
3,720	B	A Aena S.M.E., S.A. - Sponsored ADR			61,380

Security & Commodity Brokers, Dealers, Exchanges and Services - 3.05% of total investments
1,410	B	Amadeus IT Group, S.A - Sponsored ADR			91,199

Total Spain (cost $247,747)					$234,398

Switzerland - 4.15% of net assets applicable to common unitholders
Chemicals & Allied - 2.98% of total investments
1,809	B	Roche Holding AG - Sponsored ADR			$89,383

Insurance Carriers - 2.42% of total investments
1,473	B	Zurich Insurance Group AG - Sponsored ADR			72,501

Total Switzerland (cost $116,980)					$161,884

Taiwan - 1.70% of net assets applicable to common unitholders
Depository Institutions - 2.21% of total investments
636	B	Taiwan Semiconductor Manufacturing Company Limited - Sponsored ADR			$66,309

Total Taiwan (cost $45,778)					$66,309

United States - 2.25% of net assets applicable to common unitholders
Communications - 2.93% of total investments
1,255	A	Liberty Media Corp.			$87,650

Total United States (cost $74,479)					$87,650

TOTAL COMMON STOCKS (cost $2,776,014)

		Total investments (76.82% of net assets)			$2,994,463
		Other assets less liabilities (23.18% of net assets)			903,464

		Net assets applicable to common unitholders -100%			$3,897,927

Open Futures		Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Appreciation
Futures Contracts
7 Equity Index Contracts		E-Mini MSCI EAFE Index Contracts	06/17/22	$750,960	$38,115

		The underlying notional amount at value of open futures contracts is 19.27% of net assets applicable to common unitholders.

	A	Non-dividend producing security.

	B	A Sponsored ADR is an American Depository Receipt (“ADR”) that is issued through the cooperation of the company whose stock will be the underlying asset.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents
Large Cap Core Portfolio I

Schedule of Investments		(continued)	March 31, 2022

COMMON STOCKS - 73.55% of net assets applicable to common unitholders
Shares		Issuer	Value

Ireland - 1.58% of net assets applicable to common unitholders
Business Services - 2.15% of total investments
1,059		Medtronic PLC	$117,496

Total Ireland (cost $111,562)			$117,496

Liberia - 0.90% of net assets applicable to common unitholders
Water Transportation - 1.22% of total investments
800	A	Royal Caribbean Cruises Ltd.	$67,024

Total Liberia (cost $62,819)			$67,024

United States - 71.07% of net assets applicable to common unitholders		(continued)
Aircraft Engines - 0.76% of total investments
214		Honeywell International, Inc.	$41,640

Amusement and Recreation Services - 0.96% of total investments
383		The Walt Disney Company	52,532

Apparel and Other Finished Products Made from Fabrics and Similar Materials - 0.57% of total investments
86	A	Lululemon Athletica, Inc.	31,410

Business Services - 19.47% of total investments
1,452		Microsoft Corp.	447,666
139	A	Alphabet, Inc. Class A	386,608
108	A	Adobe Systems, Inc.	49,207
450	A	Salesforce, Inc.	95,544
165	A	United Rentals, Inc.	58,610
80		Mastercard, Inc.	28,590

Chemicals & Allied - 8.06% of total investments
120		Albemarle Corp.	26,538
237		Eli Lilly and Company	67,870
626		Johnson & Johnson	110,946
326		Linde PLC	104,134
1,605		Merck & Co.	131,690

Communications - 2.80% of total investments
1,382		Comcast Corp.	64,705
690	A	T-Mobile US, Inc.	88,562

Depository Institutions - 5.91% of total investments
3,173		Bank of America Corp.	130,791
343		The PNC Financial Services Group, Inc	63,266
2,676		Wells Fargo and Company	129,679

Eating & Drinking Places - 1.60% of total investments
355		McDonald’s Corp.	87,784

Electronic & Equipment - 7.06% of total investments
629		NVIDIA Corporation	171,629
1,037		Micron Technology, Inc.	80,772
595	A	Advanced Micro Devices, Inc	65,057
110		Broadcom, Inc.	69,265

General Merchandise Store - 3.51% of total investments
206		Costco Wholesale Corporation	118,625
348		Target Corporation	73,853

Health Services - 0.48% of total investments
105		HCA, Inc.	26,315

Industrial & Commercial Machinery & Computer Equipment - 11.06% of total investments
2,910		Apple Computer, Inc.	508,115
157	A	Palo Alto Networks, Inc.	97,734

Insurance Carriers - 6.90% of total investments
312		UnitedHealth Group, Inc.	159,111
259		Anthem, Inc.	127,226
660		The Allstate Corp.	91,417

Measuring, Analytics, & Control Instruments - 3.06% of total investments
2,060	A	Boston Scientific Co.	91,237
273		Rockwell Automation, Inc	76,448

Miscellaneous Retail - 7.44% of total investments
98	A	Amazon.com, Inc.	319,475
870		CVS Health Corp.	88,053

Miscellaneous Services - 1.59% of total investments
391	A	Facebook, Inc.	86,943

Motion Picture- 0.70% of total investments
102	A	Netflix, Inc.	38,208

Non-Depository Institution- 3.47% of total investments
440		Visa, Inc.	97,579
495		American Express Company	92,565

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Puerto Rico Residents
Large Cap Core Portfolio I

Schedule of Investments			(concluded)			March 31, 2022

Shares			Issuer			Value
United States 71.07% of net assets applicable to common unitholders (concluded)

Oil and Gas Extraction - 0.99% of total investments
457			EOG Resources, Inc			$54,488

Petroleum Refining & Related Industries - 3.20% of total investments
933			ConocoPhillips			93,300
995			Exxon Mobil Corp.			82,177

Railroad Transportation - 1.86% of total investments
357			Norfolk Southern Corporation			101,824

Rubber and Miscellaneous Plastic Products - 0.50% of total investments
202			NIKE, Inc.			27,181

Security & Commodity Brokers, Dealers, Exchanges and Services - 0.99% of total investments
620			Morgan Stanley			54,188

Transportation Air - 1.63% of total investments
385			FedEx Corp.			89,085

Transportation Equipment - 0.97% of total investments
3,135			Ford Motor Company			53,013

Transportation Services - 1.09% of total investments
305		A	Expedia Group, Inc.			59,680

Total United States (cost $3,409,930)						$5,292,335

TOTAL COMMON STOCKS (cost $3,584,311)						$5,476,855

			Total investments (73.55% of net assets)			$5,476,855
			Other assets less liabilities (26.45% of net assets)			1,969,789

			Net assets applicable to common unitholders - 100%			$7,446,644

Open Futures			Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Appreciation
Futures Contracts
6 Equity Index Contracts			E-Mini S&P 500 Index	06/17/22	$1,359,225	$101,445

			The underlying notional amount at value of open futures contracts is 18.25% of net assets applicable to common unitholders.

	A	Non-dividend producing security.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents
Large Cap Growth Portfolio I

Schedule of Investments		(continued)	March 31, 2022

COMMON STOCKS - 77.14% of net assets applicable to common unitholders
Shares		Issuer	Value

Bermuda 1.38% of net assets applicable to common unitholders
Business Services - 1.79% of total investments
350		Accenture PLC	$118,031

Total Bermuda (cost $110,299)			$118,031

Netherlands - 2.53% of net assets applicable to common unitholders
Industrial & Commercial Machinery & Computer Equipment - 2.14% of total investments
212	B	ASML Holding N.V. - Sponsored ADR	$141,601

Business Services - 1.14% of total investments
1,130	A	CoStar Group, Inc.	75,269

Total Netherlands (cost $240,967)			$216,870

United States - 73.23% of net assets applicable to common unitholders
Apparel and Other Finished Products Made from Fabrics and Similar Materials - 1.50% of total investments
271	A	Lululemon Athletica, Inc.	$98,977

Building Materials - 1.93% of total investments
630		Lowe’s Companies, Inc.	127,380

Business Services - 35.91% of total investments
150	A	Adobe, Inc.	68,343
340	A	Airbnb, Inc.	58,398
200	A	Compass, Inc.	1,572
97	A	Alphabet, Inc. Class A	269,791
97	A	Alphabet, Inc. Class C	270,920
2,592		Microsoft Corp.	799,140
297	A	Atlassian Corporation PLC	87,268
282		Intuit, Inc.	135,597
570		Mastercard Incorporated	203,707
230		Moody’s Corp.	77,604
161		MSCI, Inc.	80,964
375	A	Veeva Systems, Inc.	79,673
590	A	Salesforce.com, Inc.	125,269
480	A	Workday, Inc.	114,941

Chemicals & Allied - 7.02% of total investments
302		The Estee Lauder Companies, Inc.	82,241
370		Linde PLC	118,189
216		Bio-Techne Corp.	93,537
550		Zoetis, Inc.	103,725
121	A	Idexx Laboratories, Inc.	66,194

Eating & Drinking Places - 1.92% of total investments
80	A	Chipotle Mexican Grill, Inc.	126,562

Electronic and Equipment - 5.43% of total investments
610		Analog Devices, Inc.	100,760
947		NVIDIA Corporation	258,398

Engineering, Accounting, Research, Management, and Related Services - 2.17% of total investments
340	A	IQVIA Holdings, Inc.	78,611
218	A	Gartner, Inc.	64,846

Fabricated Metal Products - 2.12% of total investments
850		Ball Corp.	76,500
225		Parker-Hannifin Corp.	63,846

General Merchandise Stores - 3.03% of total investments
129		Costco Wholesale Corp.	74,285
785	A	Dollar Tree, Inc.	125,718

Hotels, Rooming Houses, Camps, and Other Lodging Places - 1.27% of total investments
555	A	Hilton Worldwide Holdings, Inc.	84,216

Industrial & Commercial Machinery & Computer Equipment - 3.51% of total investments
260		Deere & Company	108,020
199	A	Palo Alto Networks, Inc.	123,879

Insurance Carriers - 1.43% of total investments
185		UnitedHealth Group	94,344

Measuring, Analytics, & Control Instruments - 4.56% of total investments
755		Agilent Technologies, Inc.	99,909
257	A	Abiomed, Inc.	85,129
386	A	Intuitive Surgical, Inc.	116,448

Miscellaneous Retail - 8.34% of total investments
169	A	Amazon.com, Inc.	550,932

Miscellaneous Services - 1.85% of total investments
219	A	ServiceNow, Inc.	121,959

Non-depository Institutions - 2.75% of total investments
820		Visa, Inc.	181,851

Railroad Transportation - 2.44% of total investments
590		Union Pacific Corp.	161,194

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents
Large Cap Growth Portfolio I

Schedule of Investments (concluded)					March 31, 2022

United States - 73.23% of net assets applicable to common unitholders (concluded)

Rubber and Miscellaneous Plastic Products - 1.80% of total investments
885		NIKE, Inc.	1.80%		$119,086

Security & Commodity Brokers, Dealers, Exchanges and Services - 1.80% of total investments
935		Blackstone, Inc.	1.80%		118,689

Transportation Equipment - 4.16% of total investments
255	A	Tesla, Inc.	4.16%		274,785

Total United States (cost $4,692,673)					$6,273,397

TOTAL COMMON STOCKS (cost $5,043,939)					$6,608,298

		Total investments (77.14% of net assets)			$6,608,298
		Other assets less liabilities (22.86% of net assets)			1,958,928

		Net assets applicable to common unitholders - 100%			$8,567,226

Open Futures		Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Depreciation
Futures Contracts
13 Equity Index Contracts		Russell 1000 Mini Index	06/17/22	$ 1,815,515	$(39,530)

		The underlying notional amount at value of open futures contracts is 21.22% of net assets applicable to common unitholders.

	A	Non-dividend producing security.

	B	A Sponsored ADR is an American Depository Receipt (“ADR”) that is issued through the cooperation of the company whose stock will be the underlying asset.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents
Large Cap Value Portfolio I

Schedule of Investments					March 31, 2022

COMMON STOCKS - 77.01% of net assets applicable to common unitholders
Shares		Issuer			Value
England - 2.77% of net assets applicable to common unitholders
Food and Kindred Products -3.59% of total investments
1,087	B	Diageo PLC - Sponsored ADR			$220,813

Total England (cost $132,395)					$220,813

Japan - 1.66% of net assets applicable to common unitholders
Food and Kindred Products -2.16% of total investments
2,111	B	Nintendo Co., Ltd. - Sponsored ADR			$132,803

Total Japan (cost $143,167)					$132,803

Switzerland - 1.82% of net assets applicable to common unitholders
Food and Kindred Products -2.37% of total investments
1,119	B	Nestlé, S.A. - Sponsored ADR			$145,582

Total Switzerland (cost $99,616)					$145,582

United States - 70.76% of net assets applicable to common unitholders
Building Materials- 6.37% of total investments
1,074		Lowe’s Companies, Inc.			$217,152
2,937		Fastenal Company			174,458

Business Services -3.55% of total investments
708		MicrosoftCorp.			218,283
1,846		Fidelity National Information Services, Inc			185,375

Chemicals & Allied -13.23% of total investments
1,991		Merck & Co.			163,362
3,973		Pfizer, Inc.			205,682
757		Air Products and Chemicals, Inc			189,182
1,440		Johnson & Johnson			255,211

Communications -9.29% of total investments
3,695		Verizon Communications, Inc.			188,223
1,327		Crown Castle International Corp.			244,964
2,942		Comcast Corp.			137,744

Electric, Gas, & Sanitary Services -3.67% of total investments
2,658		Dominion Resources, Inc.			225,850

Eating and Drinking Places-3.16% of total investments
2,135		Starbucks Corp.			194,221

Electronic & Equipment -4.53% of total investments
1,517		Texas Instruments, Inc.			278,339

Engineering, Accounting, Research, Management, and Related Services -3.30% of total investments
1,487		Paychex, Inc.			202,931

General Merchandise Stores - 3.48% of total investments
1,008		Target Corporation			213,918

Industrial & Commercial Machinery & Computer Equipment -9.29% of total investments
3,364		Cisco Systems, Inc.			187,577
2,197		Apple Inc.			383,618

Insurance Carriers -10.13% of total investments
723	A	Berkshire Hathaway, Inc.			255,154
1,148		Cincinnati Financial Corp.			156,082
1,853		The Progressive Corporation			211,223

Motor Freight Transportation and Warehousing - 4.06% of total investments
1,163		United Parcel Service, Inc.			249,417

Petroleum Refining & Related Industries -3.22% of total investments
1,214		Chevron Corp.			197,676

Railroad Transportation -3.00% of total investments
647		Norfolk Southern Corp.			184,537

Security & Commodity Brokers, Dealers, Exchanges and Services - 4.01% of total investments
323		Black Rock, Inc.			246,827

Tobacco Products -4.58% of total investments
2,982		Altria Group, Inc.			155,810
1,338		Phillip Morris International, Inc.			125,693

Total United States (cost $3,511,302)					$5,648,509

TOTAL COMMON STOCKS (cost $3,886,480)					$6,147,707

		Total investments (77.01% of net assets)			$6,147,707
		Other assets less liabilities (22.99% of net assets)			1,835,345

		Net assets applicable to common unitholders -100%			$7,983,052

Open Futures		Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Depreciation
Futures Contracts
19 Equity Index Contracts		Russell 1000 Mini Index	06/17/22	$ 1,549,735	$(23,835)

		The underlying notional amount at value of open futures contracts is 19.41% of net assets applicable to common unitholders.

	A	Non-dividend producing security.

	B	A Sponsored ADR is an American Depository Receipt (“ADR”) that is issued through the cooperation of the company whose stock will be the underlying asset.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents
Mid Cap Core Portfolio I

Schedule of Investments		(continued)	March 31, 2022

COMMON STOCKS - 73.84% of net assets applicable to common unitholders
Shares		Issuer	Value
Japan -2.02% of net assets applicable to common unitholders
Insurance Agents, Brokers and Services -2.74% of total investments
2,441		Moelis & Company	$114,605
Total Japan (cost $133,722)			$114,605

Netherlands -2.10% of net assets applicable to common unitholders
Business Services -2.84% of total investments
2,363	A	AerCap Holdings N.V.	$118,812
Total Netherlands (cost $142,063)			$118,812

United States - 69.72% of net assets applicable to common unitholders
Amusement and Recreation Services - 3.03% of total investments
571		Churchill Downs, Inc.	$126,636

Auto, Dealers & Gas -3.28% of total investments
1,423	A	Carmax, Inc.	137,291

Business Services -9.66% of total investments
1,574	A	Copart, Inc.	197,490
1,695	A	Black Knight, Inc.	98,293
1,070		Citrix Systems, Inc.	107,963

Chemicals & Allied - 4.24% of total investments
293		New Market Corp.	95,043
2,140		Perrigo Company PLC	82,240

Electronic & Equipment - 9.38% of total investments
1,422		Amphenol Corp.	107,148
2,007		Otis Worldwide Corp.	154,439
980		Sky works Solutions, Inc.	130,614

Fabricated Metal Products - 3.13% of total investments
1,454		Ball Corp.	130,860

Food and Kindred Products -8.34% of total investments
1,302		Brown-Forman Corp.	87,260
2,437		Lamb Weston Holdings, Inc.	146,001
1,667	A	Post Holdings, Inc.	115,456

General Merchandise Store - 4.58% of total investments
1,196	A	Dollar Tree, Inc.	191,539

Holdging & Other Investment Offices - 2.30% of total investments
3,288		Store Capital Corp.	96,108

Industrial & Commercial Machinery & Computer Equipment - 1.17% of total investments
2,113	A	BellRing Brands, Inc.	48,768

Insurance Carriers - 8.94% of total investments
188	A	Alleghany Corp.	159,236
1,577		Cincinnati Financial Corp.	214,409

Measuring, Analytics, & Control Instruments -6.70% of total investments
697	A	Haemonetics Corp.	44,064
1,600	A	Sensata Technologies Holding	81,360
640		Steris PLC	154,733

Mining and Quarrying of Nonmetallic Minerals, Except Fuels - 4.45% of total investments
1,012		Vulcan Materials Company	185,904

Miscellaneous Manufacturing Industries - 5.26% of total investments
1,611		Armstrong World Industries, Inc.	145,006
915		Hasbro, Inc.	74,957

Motor Freight Transportation and Warehousing -3.02% of total investments
423		Old Dominion Freight Line, Inc.	126,342

Personal Services - 2.71% of total investments
614		UniFirst Corp.	113,148

Primary Metal Industry - 3.54% of total investments
873		M&T Bank Corp.	147,974

Rubber and Miscellaneous Plastic Products - 8.55% of total investments
991		AptarGroup, Inc.	116,443
1,835		Entegris, Inc.	240,862

Wholesale Trade-Durable Goods - 2.15% of total investments
2,286		Allison Transmission Holdings, Inc.	89,748

Total United States (cost $3,831,276)			$3,947,335

TOTAL COMMON STOCK (cost $4,107,061)			$4,180,752

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents
Mid Cap Core Portfolio I

Schedule of Investments	(concluded)			March 31, 2022

	Total investments (73.84% of net assets)			$4,180,752
	Other assets less liabilities (26.16% of net assets)			1,481,067

	Net assets applicable to common unitholders - 100%			$5,661,819

Open Futures	Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Appreciation
Futures Contracts
4 Equity Index Contracts	E-Mini S&P Midcap 400 Index	06/17/22	$ 1,075,680	$51,580

	The underlying notional amount at value of open futures contracts is 19.00% of net assets applicable to common unitholders.

A Non-dividend producing security.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents
Small Cap Core Portfolio I

Schedule of Investments	(continued)	March 31, 2022

COMMON STOCKS - 75.48% of net assets applicable to common unitholders
Shares		Issuer	Value

Bermuda - 3.85% of net assets applicable to common unitholders
Insurance Carriers - 2.68% of total investments
1,220		AXIS Capital Holdings Ltd.	$73,773
420		RenaissanceRe Holdings Ltd.	66,574

Total Bermuda (cost $130,549)			$140,347

United States - 71.62% of net assets applicable to common unitholders (continued)
Apparel and Accessory Stores - 2.03% of total investments
3,330		American Eagle Outfitters, Inc.	$55,944

Business Services - 14.56% of total investments
600		Insperity, Inc.	60,252
1,840	A	Cerence, Inc.	66,424
500	A	Bottomline Technologies, Inc.	28,340
5,050	A	Cognyte Software Ltd.	57,116
820	A	Envestnet, Inc	61,041
620		ManpowerGroup Inc.	58,230
1,780	A	Parsons Corp.	68,886

Chemicals & Allied - 7.00% of total investments
820		Cabot Corp.	56,096
4,790		Chimerix, Inc.	21,938
1,410	A	Emergent BioSolutions, Inc.	57,894
1,020	A	Lantheus Holdings, Inc.	56,416

Depository Institutions - 10.62% of total investments
920		Prosperity Bancshares, Inc.	63,830
1,050	A	Texas Capital Bancshares, Inc.	60,176
1,800		United Bankshares, Inc.	62,784
1,510		United Community Banks, Inc.	52,548
1,174		Cathay General Bancorp	52,537

Electronic & Equipment - 11.41% of total investments
670		Advanced Energy Industries, Inc.	57,674
650	A	Diodes, Inc.	56,544
5,940		GrafTech International Ltd.	57,143
1,170	A	Mercury Systems, Inc.	75,407
2,100	A	Rambus, Inc.	66,969

Electric, Gas & Sanitary Services - 2.76% of total investments
658		IDACORP, Inc.	75,907

Engineering, Accounting, Research, Management, and Related Services - 4.94% of total investments
740	A	WNS (Holdings) Limited	63,263
3,200	A	Exelixis, Inc.	72,544

Fabricated Metal Products - 4.54% of total investments
1,290		BWX Technologies, Inc.	69,479
3,080	A	PGT Innovations, Inc.	55,378

Food and Kindred Products - 2.11% of total investments
1,690	A	The Hain Celestial Group, Inc.	58,136

Health Services - 4.39% of total investments
2,910	A	HealthStream, Inc.	57,967
630		U.S. Physical Therapy, Inc.	62,654

Holding & Other Investments Offices- 4.31% of total investments
9,300	A	InnovAge Holding Corp.	59,706
2,620		NETSTREIT Corp.	58,793

Hotels, Rooming Houses, Camps and Other Lodging Places- 2.13% of total investments
670	A	Monarch Casino & Resort, Inc.	58,444

Insurance Carriers- 8.79% of total investments
880		First American Financial Corp.	57,042
2,710		James River Group Holdings, Ltd.	67,045
540		Reinsurance Group of America, Inc.	59,108
1,960	A	Frontdoor, Inc.	58,506

Measuring, Analytics & Controls Instruments - 4.27% of total investments
1,040	A	NuVasive, Inc.	58,968
262	A	ICU Medical, Inc.	58,332

Personal Services - 2.33% of total investments
3,450		Healthcare Services Group, Inc.	64,067

Social Services - 2.13% of total investments
870	A	HealthEquity, Inc.	58,673

Transportation Air - 2.10% of total investments
590		Forward Air Corp.	57,690

Transportation Equipment - 2.22% of total investments
3,580	A	Shoals Technologies Group, Inc.	61,003

Wholesale Trade-Durable Goods - 2.25% of total investments
4,450	A	RADA Electronic Industries Ltd.	61,986

Total United States (cost $2,795,214)			$2,608,880

TOTAL COMMON STOCKS (cost $2,925,763)			$2,749,227

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents
Small Cap Core Portfolio I

Schedule of Investments	(concluded)	March 31, 2022

Total investments (75.47% of net assets)	$2,749,227
Other assets less liabilities (24.53% of net assets)	893,334

Net assets applicable to common unitholders - 100%	$3,642,561

Open Futures	Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Appreciation
Futures Contracts
6 Equity Index Contracts	Russell 2000 Mini Index	06/17/22	$619,920	$ 27,645

The underlying notional amount at value of open futures contracts is 17.02% of net assets applicable to common unitholders.

A	Non-dividend producing security.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents	March 31, 2022

Statement of Assets and Liabilities	(continued)

		International Portfolio I	Large Cap Core Portfolio I	Large Cap Growth Portfolio I	Large Cap Value Portfolio I

Assets:
	Investments at market value	$2,994,463	$5,476,855	$6,608,298	$6,147,707
	Cash and cash equivalents	829,989	1,856,152	1,803,832	1,724,445
	Cash restricted for futures contracts	53,903	48,718	232,625	163,533
	Due from broker	50,995	122,295	163,060	142,678
	Interest and dividends receivable	4,627	1,884	546	8,676
	Receivable for investment sold	-	87,726	-	-
	Receivable for operating expeses reimbursed	-	6,148	8,195	8,144
	Prepaid and other assets	8,887	10,554	12,729	9,725

	Total assets	3,942,864	7,610,332	8,829,285	8,204,908

Liabilities:	Investment advisory fees payable	1,307	2,441	2,796	2,614
	Payable for investment purchased	-	90,503	-	-
	Distribution and service fees payable	817	2,371	2,565	2,364
	Variation margin payable	12,880	20,850	202,590	166,513
	Professional fees	19,934	33,588	38,047	35,520
	Sub-transfer agent fees	848	1,622	1,875	1,732
	Reporting fees	4,872	9,314	10,766	9,943
	Directors fees	566	1,081	1,250	1,154
	Payable for operating expenses reimbursed	2,275	-	-	-
	Accrued expenses and other liabilities	1,438	1,918	2,170	2,016

	Total liabilities	44,937	163,688	262,059	221,856

Net Assets Applicable to Common Unitholders		$3,897,927	$7,446,644	$8,567,226	$7,983,052

Net Assets Applicable
to Common Unitholders:

	Paid-in-Capital	$3,610,893	$(892,456)	$(1,495,987)	$598,687
	Total Distributable Earnings (Accumulated Loss)	287,034	8,339,100	10,063,213	7,384,365

	Net assets applicable to common unitholders	$3,897,927	$7,446,644	$8,567,226	$7,983,052

	Net assets per class:
	Class A units	$3,897,927	$5,383,266	$6,555,920	$6,193,219
	Class L units	-	2,063,378	2,011,306	1,789,833

	Net assets applicable to common unitholders	$3,897,927	$7,446,644	$8,567,226	$7,983,052

	Units outstanding at end of the year:
	Class A units	396,150	147,740	165,421	239,231

	Class L units	-	54,318	54,310	71,563

	Net asset value per unit:
	Class A units	$9.84	$36.44	$39.63	$25.89

	Class L units	$-	37.99	$37.03	$25.01

	Maximum public offering price per unit:
	Class A units (net asset value divided by 0.95)	$10.36	$38.36	$41.72	$27.25

	Investments at cost	$2,776,014	$3,584,311	$5,043,939	$3,886,480

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents	March 31, 2022

Statement of Assets and Liabilities	(concluded)

		Mid Cap Core Portfolio I	Small Cap Core Portfolio I

Assets:
	Investments at market value	$4,180,752	$2,749,227
	Cash and cash equivalents	1,394,449	829,237
	Cash restricted for futures contracts	65,676	54,833
	Due from broker	68,100	34,725
	Receivable for investment sold	-	35,614
	Interest and dividends receivable	3,152	2,058
	Receivable for operating expeses reimbursed	11,216	8,989
	Prepaid and other assets	7,935	6,085

	Total assets	5,731,280	3,720,768

Liabilities:	Investment advisory fees payable	1,904	1,212
	Payable for investment purchased	-	31,487
	Distribution and service fees payable	1,790	757
	Variation margin payable	16,520	7,080
	Payable for operating expenses reimbursed	11,469	11,539
	Professional fees	26,942	19,107
	Sub-transfer agent fees	1,245	802
	Reporting fees	7,152	4,602
	Directors fees	830	534
	Custodian fees	111	71
	Accrued expenses and other liabilities	1,498	1,016

	Total liabilities	69,461	78,207

Net Assets Applicable to Common Unitholders		$5,661,819	$3,642,561

Net Assets Applicable
to Common Unitholders:
	Paid-in -Capital	$(1,160,880)	$(763,895)
	Total Distributable Earnings (Accumulated Loss)	6,822,699	4,406,456

	Net assets applicable to common unitholders	$5,661,819	$3,642,561

	Net assets per class:
	Class A units	$4,234,037	$3,642,561
	Class L units	1,427,782	-

	Net assets applicable to common unitholders	$5,661,819	$3,642,561

	Units outstanding at end of the year:
	Class A units	110,040	118,299

	Class L units	42,055	-

	Net asset value per unit:
	Class A units	$38.48	$30.79

	Class L units	33.95	$-

	Maximum public offering price per unit:
	Class A units (net asset value divided by 0.95)	$40.50	$32.41

	Investments at cost	$4,107,061	$2,925,763

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents	For the fiscal year ended March 31, 2022

Statement of Operations (continued)

		International Portfolio I	Large Cap Core Portfolio I	Large Cap Growth Portfolio I	Large Cap Value Portfolio I

Investment income:	Interest from unaffiliated issuers	$750	$1,302	$1,588	$1,362
	Dividends ^	59,117	58,058	26,952	129,621

	Total income	$59,867	$59,360	$28,540	$130,983

Expenses:	Investment advisory fees	$44,496	$75,953	$92,895	$79,088
	Administration fees	6,670	11,358	13,848	11,786
	Distribution fees:
	Class L units	-	10,239	10,500	8,635
	Service fees:
	Class A units	11,094	13,842	17,850	15,369
	Class L units	-	5,120	5,250	4,318
	Sub-transfer agent fees	10,166	18,938	22,823	19,630
	Custodian fees	997	1,736	2,102	1,781
	Professional fees	27,546	47,382	55,280	49,721
	Directors fees and expenses	3,282	5,938	7,110	6,161
	Reporting fees	14,123	24,783	29,401	26,188
	Insurance expenses	3,114	4,963	6,296	5,389
	Other	1,715	2,514	3,226	2,725

	Total expenses	123,203	222,766	266,581	230,791
	Waived fees and reimbursed expenses	(45,696)	(81,828)	(96,452)	(86,026)

	Net expenses after waived fees and reimbursed expenses	77,507	140,938	170,129	144,765

Net Investment Loss:		(17,640)	(81,578)	(141,589)	(13,782)

Realized Gain (Loss) & Unrealized Appreciation (Depreciation) on Investments and Futures Contracts:	Net realized gain on investments	120,646	777,650	2,403,838	376,041
	Net realized (loss) gain on futures contracts	(41,225)	96,380	302,972	254,772
	Change in unrealized net appreciation (depreciation) on investments	(380,365)	(87,734)	(1,794,780)	353,798
	Change in unrealized net appreciation (depreciation) on futures contracts	47,810	99,397	(41,838)	(26,175)

	Net (loss) gain on investments and futures contracts	(253,134)	885,693	870,192	958,436

	Net (decrease) increase in net assets resulting from operations applicable to common unitholders	$(270,774)	$804,115	$728,603	$944,654

^ Net of tax withholding for dividend income in the amount of $13,679; $7,480; $3,497; and $16,818 for the International Portfolio I, Large Cap Core Portfolio I, Large Cap Growth Portfolio I and Large Cap Value Portfolio I, respectively.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents	For the fiscal year ended March 31, 2022

Statement of Operations (concluded)

		Mid Cap Core Portfolio I	Small Cap Core Portfolio I

Investment income:	Interest from unaffiliated issuers	$1,072	$644
	Dividends ^	45,501	30,285

	Total income	$46,573	$30,929

Expenses:	Investment advisory fees	$59,821	$38,881
	Administration fees	8,947	5,860
	Distribution fees:
	Class L units	7,368	-
	Service fees:
	Class A units	11,250	9,762
	Class L units	3,684	-
	Sub-transfer agent fees	14,635	9,012
	Custodian fees	1,335	875
	Professional fees	37,858	25,879
	Directors fees and expenses	4,617	2,932
	Reporting fees	19,483	12,744
	Insurance expenses	3,828	2,384
	Other	1,924	1,528

	Total expenses	174,750	109,857
	Waived fees and reimbursed expenses	(64,384)	(41,527)

	Net expenses after waived fees and reimbursed expenses	110,366	68,330

Net Investment Loss:		(63,793)	(37,401)

Realized Gain (Loss) & Unrealized	Net realized gain on investments	1,869,051	1,150,666
Appreciation (Depreciation)	Net realized loss on futures contracts	(45,740)	(133,663)
on Investments and Futures	Change in unrealized net appreciation (depreciation) on investments	(1,698,039)	(1,025,720)
Contracts:	Change in unrealized net appreciation (depreciation) on futures contracts	87,805	76,908

	Net gain on investments and futures contracts	213,077	68,191

	Net increase in net assets resulting from operations applicable to common unitholders	$149,284	$30,790

	^ Net of tax withholding for dividend income in the amount of $6,155 and $3,747 for the Mid Cap Core Portfolio and Small Cap Core Portfolio, respectively.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets	International Portfolio I

		For the fiscal	For the fiscal
		year ended	year ended
		March 31, 2022	March 31, 2021
Increase (Decrease) in Net Assets:

	Net investment loss	$(17,640)	$(26,055)
	Net realized gain on investments	120,646	62,311
	Net realized (loss) gain on futures contracts	(41,225)	323,705
	Change in unrealized net appreciation (depreciation) on investments	(380,365)	1,017,405
	Change in unrealized net appreciation (depreciation) on futures contracts	47,810	(38,765)

	Net (decrease) increase in net assets resulting from operations	(270,774)	1,338,601

Dividends to Common

Unitholders From	Class A	-	(39,179)

Net Investment Income:

Units

transactions-net :	Class A	(401,014)	6,716

Net Assets:
	Net (decrease) increase in net assets applicable to common unitholders	(671,788)	1,306,138

	Balance at the beginning of the year	4,569,715	3,263,577

	Balance at the end of year	$3,897,927	$4,569,715

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets	Large Cap Core Portfolio I

		For the fiscal year	For the fiscal year
		ended March 31, 2022	ended March 31, 2021
Increase (Decrease) in Net Assets:

	Net investment loss	$(81,578)	$(59,466)
	Net realized gain on investments	777,650	493,865
	Net realized gain on futures contracts	96,380	572,473
	Change in unrealized net appreciation (depreciation) on investments	(87,734)	1,397,210
	Change in unrealized net appreciation (depreciation) on futures contracts	99,397	(43,632)

	Net increase in net assets resulting from operations	804,115	2,360,450

Units	Class A	(342,995)	(68,693)
transactions-net :	Class L	-	-

		(342,995)	(68,693)

Net Assets:
	Net increase in net assets applicable to common unitholders	461,120	2,291,757

	Balance at the beginning of the year	6,985,524	4,693,767

	Balance at the end of year	$7,446,644	$6,985,524

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets	Large Cap Growth Portfolio I

		For the fiscal year	For the fiscal year
		ended March 31,	ended March 31,
Increase (Decrease) in Net Assets:		2022	2021

	Net investment loss	$(141,589)	$(100,736)
	Net realized gain on investments	2,403,838	434,342
	Net realized gain on futures contracts	302,972	693,630
	Change in unrealized net appreciation (depreciation) on investments	(1,794,780)	1,885,220
	Change in unrealized net appreciation (depreciation) on futures contracts	(41,838)	(49,150)

	Net increase in net assets resulting from operations	728,603	2,863,306

Units	Class A	(665,190)	(96,043)
transactions-net :	Class L	-	-

		(665,190)	(96,043)

Net Assets:
	Net increase in net assets applicable to common unitholders	63,413	2,767,263

	Balance at the beginning of the year	8,503,813	5,736,550

	Balance at the end of year	$8,567,226	$8,503,813

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets	Large Cap Value Portfolio I

		For the fiscal year ended March 31, 2022	For the fiscal year ended March 31, 2021
Increase (Decrease) in Net Assets:

	Net investment loss	$(13,782)	$(71)
	Net realized gain on investments	376,041	36,030
	Net realized gain on futures contracts	254,772	664,195
	Change in unrealized net appreciation (depreciation) on investments	353,798	1,650,659
	Change in unrealized net appreciation (depreciation) on futures contracts	(26,175)	(49,140)

	Net increase in net assets resulting from operations	944,654	2,301,673

Dividends to Common
Unitholders From	Class A	(4,291)	(25,901)
Net Investment Income:	Class L	-	(1,402)

		(4,291)	(27,303)

Units	Class A	(377,524)	(96,564)
transactions-net :	Class L	-	1,192

		(377,524)	(95,372)

Net Assets:
	Net increase in net assets applicable to common unitholders	562,839	2,178,998

	Balance at the beginning of the year	7,420,213	5,241,215

	Balance at the end of year	$7,983,052	$7,420,213

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets	Mid Cap Core Portfolio I

		For the fiscal year ended March 31, 2022	For the fiscal year ended March 31, 2021
Increase (Decrease) in Net Assets:

	Net investment loss	$(63,793)	$(66,545)
	Net realized gain on investments	1,869,051	329,637
	Net realized (loss) gain on futures contracts	(45,740)	773,575
	Change in unrealized net appreciation (depreciation) on investments	(1,698,039)	1,301,020
	Change in unrealized net appreciation (depreciation) on futures contracts	87,805	(56,235)

	Net increase in net assets resulting from operations	149,284	2,281,452

Units	Class A	(180,807)	(405,401)
transactions-net :	Class L	-	-

		(180,807)	(405,401)

Net Assets:
	Net (decrease) increase in net assets applicable to common unitholders	(31,523)	1,876,051

	Balance at the beginning of the year	5,693,342	3,817,291

	Balance at the end of year	$5,661,819	$5,693,342

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets	Small Cap Core Portfolio I

		For the fiscal year	For the fiscal year
		ended March 31, 2022	ended March 31, 2021
Increase (Decrease) in Net Assets:

	Net investment loss	$(37,401)	$(21,423)
	Net realized gain on investments	1,150,666	248,226
	Net realized (loss) gain on futures contracts	(133,663)	519,088
	Change in unrealized net appreciation (depreciation) on investments	(1,025,720)	924,365
	Change in unrealized net appreciation (depreciation) on futures contracts	76,908	(69,126)

	Net increase in net assets resulting from operations	30,790	1,601,130

Units	Class A	(427,109)	(177,602)
transactions-net:	Class L	-	-

		(427,109)	(177,602)

Net Assets:
	Net (decrease) increase in net assets applicable to common unitholders	(396,319)	1,423,528

	Balance at the beginning of the year	4,038,880	2,615,352

	Balance at the end of year	$3,642,561	$4,038,880

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2022

1.	Reporting Entity and Significant Accounting Policies:

Multi-Select Securities Fund for Puerto Rico Residents (formerly known as Multi-Select Securities Puerto Rico Fund and hereinafter referred to as the “Fund”) is a non-diversified investment trust, organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Companies Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended (the “Puerto Rico Investment Companies Act”). The Fund was incorporated on March 22, 2004 and commenced operations on June 22, 2004.

Since May 14, 2021, the Fund consists of six separately managed pools of assets (each a “Portfolio”). Each Portfolio is a management investment company registered under the 1940 Act. An investor may invest in one or more of the following Portfolios:

International Portfolio I

Large Cap Core Portfolio I

Large Cap Growth Portfolio I

Large Cap Value Portfolio I

Mid Cap Core Portfolio I

Small Cap Core Portfolio I

Units in each Portfolio are offered separately. Each Portfolio’s investment objective is long-term growth of capital.

Each Portfolio is divided into a Puerto Rico Securities Portion and an Equity Portion (consisting of non-Puerto Rico equity securities). The Fund uses a variation of what has been termed a “multi manager” approach with regard to the Equity Portion of each Portfolio. The Equity Portion of each Portfolio is managed by a different portfolio manager. The Fund has established six accounts (each an “Account”) at JP Morgan. Each Portfolio has its own account and portfolio manager. UBS Asset Managers of Puerto Rico (“UBS AMPR” or the “Investment Adviser”) established the specific investment style for each account and chose the portfolio managers.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115- 174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a prohibition against engaging in principal transactions with affiliates. The Fund also suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception.

The Fund is considered an investment company under the accounting principles generally accepted in the United States of America (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification 946, Financial Services-Investment Companies (“ASC 946”).

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The accompanying financial statements of the Fund have been prepared on the basis of GAAP. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Net Asset Value per Unit

The net asset value per unit of each Portfolio is determined by UBS Trust Company of Puerto Rico, Inc. (“UBSTC” or the “Administrator” or the “Transfer Agent”) daily after the close of trading on the New York Stock

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2022

Exchange (“NYSE”), or if such day is not a business day in New York City and Puerto Rico, on the next succeeding business day. The net asset value per unit is computed for each class by dividing the assets of each Portfolio less its liabilities, by the number of outstanding shares of such Portfolio.

Cash and Cash equivalents

The Fund considers highly liquid investments with original maturities at the time of purchase of three months or less to be cash equivalents.

Valuation of Investments

All securities are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by the Fund’s management and the Board of Directors. Specifically, equity securities are valued based on the last quoted sales prices as of the close of trading on the valuation date. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. The policies and procedures set forth the mechanisms and processes to be employed on a daily basis related to the valuation of portfolio securities for the purpose of determining the net asset value of the Fund. The Committee reports to the Board of Directors on a regular basis. At March 31, 2022, no security’s fair value was determined by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three broad levels listed below.

●

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the asset occurs with sufficient frequency and volume to provide pricing information on an ongoing basis.

●

Level 2 - Are significant inputs other than quoted prices included in Level 1 that are observable (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.), either directly or indirectly.

●

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These are developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets measured at fair value:

Equity securities and exchange traded funds: Equity securities and exchange traded funds with quoted market prices obtained from an active exchange market are classified as Level 1.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2022

Futures contracts: Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade and are classified as Level 1.

The following is a summary of the inputs used as of March 31, 2022 in valuing the Fund’s assets carried at fair value:

	Investments in Securities				Investments in Futures Contracts
Portfolios	Level 1	Level 2	Level 3	Sub-Total	Level 1	Total
	Common Stock, Preferred Stock & Exchange Traded Funds				Futures Contracts*
International Portfolio I	$2,994,463	-	-	$2,994,463	$38,115	$3,032,578
Large Cap Core Portfolio I	5,476,855	-	-	5,476,855	101,445	5,578,300
Large Cap Growth Portfolio I	6,608,298	-	-	6,608,298	(39,530)	6,568,768
Large Cap Value Portfolio I	6,147,707	-	-	6,147,707	(23,835)	6,123,872
Mid Cap Core Portfolio I	4,180,752	-	-	4,180,752	51,580	4,232,332
Small Cap Core Portfolio I	2,749,227	-	-	2,749,227	27,645	2,776,872

*

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities in variation margin receivable/payable.

There were no Level 3 securities during the fiscal year ended March 31, 2022.

There were no transfers between levels during the fiscal year ended March 31, 2022.

Cash equivalents and temporary cash investments are valued at amortized cost, which approximates market value.

Taxation

As a registered investment company under the 1940 Act, each Portfolio will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as each Portfolio intends to meet this distribution requirement, the income earned by each Portfolio is not subject to Puerto Rico income tax at the Fund level.

In addition, in the opinion of the Fund’s legal counsel, the Fund is not required to file a U.S. federal income tax return. Each Portfolio is, however, subject to a 30% U.S. federal income tax on certain types of income from sources within the United States, such as dividends and interest. However, interest that qualifies as “portfolio interest” is not subject to the 30% income tax. In addition, dividends from sources within the United States may qualify for a reduced 10% rate if certain conditions are met. Such income is reflected in the Statement of Operations net of the applicable U.S. federal tax withholding. Individual unitholders may be subject to an alternate basic tax on certain fund distributions. Puerto Rico entities taxed as corporations are entitled to claim a deduction of 85% of the amount received as dividends, but no greater than 85% of the corporation’s net income. Fund unitholders are advised to consult their own tax advisers.

Distributions to Unitholders

Each Portfolio intends to distribute to its unitholders substantially all of such Portfolio’s net investment income; provided, however, that such Portfolio may elect to distribute less of its net investment income if, in the judgment of the Investment Adviser, such reduced distribution is in the best economic interests of such Portfolio’s unitholders. Such distributions, if any, shall be paid by the Fund on no less than an annual basis. Distributions on units will be reinvested automatically in full or fractional units of the same Portfolio at the net asset value per unit determined on the ex-dividend date.

Units Subscriptions and Redemptions

The Fund offers two classes of units of Common Stock: Class A units and Class L units. Units are generally sold at their Net Asset Value (“NAV”), which is determined daily after the close of trading on the NYSE (or if such day is not a business day in New York City and Puerto Rico, on the next succeeding business day). In

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2022

the event that at any time there are no issued and outstanding units of a particular class of a Portfolio of the Fund, units of such class of such Portfolio will be sold at $10.00 per unit. Once any units of such class of such Portfolio are sold and the proceeds are invested by the Portfolio, and so long as any units of such class of such Portfolio are outstanding, all future sales of units of such class of such Portfolio shall be sold at NAV. Assuming that there are outstanding units of each class for each Portfolio, (i) Class A units are sold at the NAV with an initial sales charge of up to 5.00% and are only available to investors investing more than $5,000, with a minimum of $500 in a given Portfolio, and are subject to a minimum balance requirement of $500 in a given Portfolio and (ii) Class L units are sold at the NAV with no initial sales charge and are only available to investors investing more than $1,000,000, with a minimum of $500 in a given Portfolio, and are subject to a minimum balance requirement of $500 in a given Portfolio. Subsequent purchases of Class A and Class L units in a given Portfolio must be made in amounts of at least $100.

Class A unitholders are subject to a redemption fee of 1.00% applicable to redemptions and exchanges made between Portfolios within 60 days of purchase based on net asset value at the time of redemption or exchange. No redemption fees were collected during the fiscal year ended March 31, 2022.

Class L unitholders will pay a redemption fee of 1.25% on redemptions made within six months of purchase, 1.00% on redemptions made after six months but within twelve months of purchase, and 0.50% on redemptions made after twelve months but within eighteen months of purchase, in each case based on the lower of the net asset value at the time of the purchase or the net asset value at the time of redemption. In the case of redemptions made as part of an exchange between Portfolios, unitholders will pay a redemption fee of 1.00% on exchanges made within 60 days of purchase based on net asset value at the time of redemption. The redemption fees collected are for the benefit of the respective Portfolio. No redemption fees were collected during the fiscal year ended March 31, 2022.

Futures Contracts

Futures contracts provide for the future exchange of a specified security at a specified future time and at a specified price. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes an unrealized gain or loss which includes the daily variation margin until the contract is closed out, at which time the Fund realizes a gain or loss. There are several risks accompanying the utilization of futures contracts. First, positions in futures contracts may be closed only on an exchange. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time.

Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels or valuation, market circumstances may result in there being a discrepancy between the price of the future and the movement in the underlying instrument or index. The absence of a perfect price correlation between the futures contract and its underlying instrument or index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit on several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The Portfolios enter into stock index futures contracts that are traded on public exchanges. By investing in futures contracts, the Investment Adviser attempts to achieve a risk and return profile for the Portfolios that approximates the result that might be achieved by investing the assets of the Puerto Rico Securities Portion in the securities comprising the stock index used as a benchmark for the relevant investment strategy and

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2022

investing the assets of the Equity Portion in the assets selected by the Portfolio Manager or the Investment Adviser, as the case may be.

Other

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Realized gains and losses on investment transactions are determined on the average cost method for the futures contracts, equity securities and exchange traded funds. Interest income is accrued on a daily basis, except when collection is not expected. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Dividends received from entities outside Puerto Rico are presented net of any applicable withholding taxes.

Income and expenses of each Portfolio, other than class-specific expenses, and realized and unrealized gains and losses on investments, are allocated daily to each class of units based upon the net asset value of outstanding units of each class at the beginning of the day. Fund expenses are allocated between each Portfolio based upon the total assets of each Portfolio.

2.	Investment Advisory, Administrative, Custodian, Distribution, Unit Holder Servicing, Transfer Agency Agreements, and Other Transactions with Affiliates

Investment Advisory Fees

The Fund has entered into an Investment Advisory Agreement with the Investment Adviser, a division of UBSTC, to provide investment advisory services to the Fund in exchange for a fee not to exceed 1.00% of each Portfolio’s average weekly net assets. UBS AMPR provides day-to-day management of the Puerto Rico Securities Portion of each Portfolio. With respect to the Equity Portion of each Portfolio, which consists entirely of non-Puerto Rico securities, the Fund has signed sub-advisory agreements.

The Portfolio Managers for the Equity Portion of each Portfolio are the following:

Portfolios	Portfolio Manager
International Portfolio I	Cambiar Investors, LLC
Large Cap Core Portfolio I	Atalanta Sosnoff Capital, LLC
Large Cap Growth Portfolio I	Winslow Capital
Large Cap Value Portfolio I	The London Company
Mid Cap Core Portfolio I	The London Company
Small Cap Core Portfolio I	Cambiar Investors, LLC

These portfolio managers are responsible for the day-to-day investment management of the Equity Portion of each Portfolio. From the total advisory fee, the Investment Adviser pays the portfolio managers a fee in accordance with the terms of the sub-advisory agreements.

For the fiscal year ended March 31, 2022, gross, waived and net investment advisory fees, calculated as a percentage of average weekly net assets, are indicated below:

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2022

	International Portfolio I	Large Cap Core Portfolio I	Large Cap Growth Portfolio I	Large Cap Value Portfolio I
Annual Gross Fees	$44,496	$75,953	$92,895	$79,088
Fees waived by Investment Adviser	(26,697)	(45,571)	(55,738)	(47,452)
Net fees	$17,799	$30,382	$37,157	$31,636
Effective annual rate	0.40%	0.40%	0.40%	0.40%

	Mid Cap Core Portfolio I	Small Cap Core Portfolio I
Annual Gross Fees	$59,821	$38,881
Fees waived by Investment Adviser	(35,893)	(23,328)
Net fees	$23,928	$15,553
Effective annual rate	0.40%	0.40%

Administration Fees

UBSTC also provides administrative, custody and transfer agency services (collectively “Administration Fees”) pursuant to Administration, Custodian and Transfer Agency, Registrar, and Shareholder Servicing Agreements. The Transfer Agent has engaged Bank of New York Mellon Investment Servicing to act as recordkeeping and shareholder servicing agent for the Fund. The compensation paid by the Fund to the Transfer Agent under the Transfer Agent Agreement is equal to the compensation that the Transfer Agent is required to pay to Bank of New York Mellon Investment Servicing, from time to time, for services to the Fund. UBSTC provides facilities and personnel to the Fund for the performance of Administrator duties. The administration fees will not exceed 0.15% of the Portfolio’s average weekly net assets. For the fiscal year ended March 31, 2022, gross, waived, and net administration fees, calculated as a percentage of average weekly net assets, are indicated below:

	International Portfolio I	Large Cap Core Portfolio I	Large Cap Growth Portfolio I	Large Cap Value Portfolio I
Annual Gross Fees	$6,670	$11,358	$13,848	$11,786
Fees waived by Administrator	(6,670)	(11,358)	(13,848)	(11,786)
Net fees	$-	$-	$-	$-
Effective annual rate	0.00%	0.00%	0.00%	0.00%

	Mid Cap Core Portfolio I	Small Cap Core Portfolio I
Annual Gross Fees	$8,947	$5,860
Fees waived by Administrator	(8,947)	(5,860)
Net fees	$-	$-
Effective annual rate	0.00%	0.00%

Expense Limitation and Reimbursement Agreement

UBSTC and the Fund have entered into an agreement whereby UBSTC will pay certain of the Fund’s unitholder services, custodian and transfer agency fees, legal, regulatory and accounting fees, printing costs and registration fees (“Other Expenses”), subject to future reimbursement by the Fund, in order to ensure that Total Annual Portfolio Operating Expenses do not exceed the rates set forth in the Agreement. The expense ratios for each class of unit, as stated in the Agreement, are 1.75%, and 2.15% for Class A units, and Class L units, respectively, for all Portfolios. The Fund will reimburse UBSTC for Other Expenses paid by UBSTC when Total Annual Operating Expenses fall below the expense limitation; provided that such reimbursement is made within three years after UBSTC paid the expense. The recoupment of prior year expenses totalized

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2022

$7,081 for the fiscal year ended March 31, 2022. The excess expenses potentially reimbursable by UBSTC at March 31, 2022 are approximately $132,500 and are distributed as reflected in the table that follows. The Expense Limitation and Reimbursement Agreement is effective through January 31, 2023 and may be renewed for successive one year periods.

International Portfolio I	03/31/23	03/31/24	03/31/25	Large Cap Core Portfolio I	03/31/23	03/31/24	03/31/25
Class A units	$-	$-	$12,329	Class A units	$-	$-	$18,092
Class L units	-	-	-	Class L units	450	679	9,840
Total	$-	$-	$12,329		$450	$679	$27,932

Large Cap Growth Portfolio I	03/31/23	03/31/24	03/31/25	Large Cap Value Portfolio I	03/31/23	03/31/24	03/31/25
Class A units	$-	$-	$19,808	Class A units	$-	$-	$19,548
Class L units	-	524	9,112	Class L units	367	657	7,840
Total	$-	$524	$28,920		$367	$657	$27,388

Mid Cap Core Portfolio I	03/31/23	03/31/24	03/31/25	Small Cap Core Portfolio I	03/31/23	03/31/24	03/31/25
Class A units	$-	$-	$13,653	Class A units	$-	$-	$12,870
Class L units	-	-	6,752	Class L units	-	-	-
Total	$-	$-	$20,405		$-	$-	$12,870

The net effect of the Expense Limitation and Reimbursement Agreement was to decrease the operating expenses of the Fund and increase the net investment income for the fiscal year ended March 31, 2022.

Distribution and/or Service (12b –1) Fees

UBS Financial Services Inc. (“UBSFSI”) serves as distributor (“Distributor”) of the units of common stock of the Fund. Pursuant to a Distribution Plan, the Fund makes payments to the Distributor for the distribution of the Fund’s Class L units. The distribution fee will not exceed 0.50% of average weekly net assets attributable to Class L units.

Pursuant to a Unitholder Servicing Plan, the Fund makes payments to the Distributor to compensate the Distributor and selected dealers for account maintenance and other unitholder services. The service fee will not exceed 0.25% for Class A units and Class L units of each Portfolio’s average weekly net assets.

Other Transactions with Affiliates

Prior to May 14, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund and UBSFSI, or its affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. See Note 1 for further information on recent events.

Certain Fund officers and directors are also officers and directors of UBSTC.     The four (4) independent directors of the Fund’s Board of Directors through April 30, 2021, and six (6) as of May 2021 are paid based upon an agreed fee of $1,000 per board meeting, plus expenses, and $500 per Audit Committee meeting, plus expenses. For the fiscal year ended March 31, 2022, the independent directors of the Fund were paid an aggregate compensation and expenses of $30,040. The directors fee payable amounted to $5,415 as of March 31, 2022.

Fund affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Fund invests.

During the fiscal year ended March 31, 2022, all purchases and sales of equity securities were investments of unaffiliated parties.

3. Unit Transactions

Unit transactions for the fiscal year ended March 31, 2022 were as follows:

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2022

International Portfolio I:
	2022

For the fiscal year ended March 31, 2022	Units	Amount
Class A:
Units Sold	1,847	$20,174
Units Redeemed	(39,608)	(421,188)

Net decrease from capital share transactions	(37,761)	$(401,014)

Large Cap Core Portfolio I:
	2022

For the fiscal year ended March 31, 2022	Units	Amount
Class A:
Units Sold	1,044	$35,746
Units Redeemed	(10,261)	(378,741)

Net decrease from capital share transactions	(9,217)	$(342,995)

Large Cap Growth Portfolio I:
	2022

For the fiscal year ended March 31, 2022	Units	Amount
Class A:
Units Sold	1,044	$39,821
Units Redeemed	(16,907)	(705,011)

Net decrease from capital share transactions	(15,863)	$(665,190)

Large Cap Value Portfolio I:
	2022

For the fiscal year ended March 31, 2022	Units	Amount
Class A:
Units Sold	3,048	$73,123
Units Redeemed	(18,240)	(453,738)
Units Reinvested 129		3,091

Net decrease from capital share transactions	(15,063)	$(377,524)

Mid Cap Core Portfolio I:
	2022

For the fiscal year ended March 31, 2022	Units	Amount
Class A:
Units Sold	1,830	$72,083
Units Redeemed	(6,361)	(252,890)

Net decrease from capital share transactions	(4,531)	$(180,807)

Small Cap Core Portfolio I:
	2022

For the fiscal year ended March 31, 2022	Units	Amount
Class A:
Units Sold	2,333	$73,730
Units Redeemed	(15,889)	(500,839)

Net decrease from capital share transactions	(13,556)	$(427,109)

Since April 2016, there are no Class L units outstanding for the International Portfolio I. However, Class L units are presently offered for purchase at a par value of $10.00 per unit.

Since December 2018, there are no Class L units outstanding for the Small Cap Core Portfolio. However, Class L units are presently offered for purchase at a par value of $10.00 per unit.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2022

4. Securities Transactions

The cost of securities purchased and proceeds from sales of portfolio securities for the fiscal year ended March 31, 2022 were as follows:

Portfolios	Purchases	Sales

International Portfolio I	$2,003,706	$2,106,211
Large Cap Core Portfolio I	2,659,356	3,129,323
Large Cap Growth Portfolio I	8,792,020	9,221,710
Large Cap Value Portfolio I	725,618	967,434
Mid Cap Core Portfolio I	4,426,767	4,601,079
Small Cap Core Portfolio I	4,321,376	4,685,575

5. Futures Contracts

The Fund engaged in the following transactions as of March 31, 2022 and for the year then ended related to futures contracts:

International Portfolio I	No. of Contracts	Notional Amount at Cost	Net Unrealized Loss	Variation Margin
				Asset	Liability
Balance at March 31, 2021	9	$995,690	$(9,695)	$-	$4,815
Purchases	31	3,511,005
Sales	(33)	(3,793,850)
Balance at end of the year*	7	$712,845	$38,115	$-	$12,880
* At March 31, 2022 the Portfolio had 7 Equity Index E-Mini MSCI EAFE futures contracts that expire on June 17, 2022.

Large Cap Core Portfolio I	No. of Contracts	Notional Amount at Cost	Net Unrealized Gain (Loss)	Variation Margin
				Asset	Liability
Balance at March 31, 2021	7	$1,385,352	$2,048	$4,988	$-
Purchases	27	5,932,083
Sales	(28)	(6,059,655)
Balance at end of the year*	6	$1,257,780	$101,445	$-	$20,850
* At March 31, 2022 the Portfolio had 6 Equity Index E-Mini S&P 500 futures contracts that expire on June 17, 2022.

Large Cap Growth Portfolio I	No. of Contracts	Notional Amount at Cost	Net Unrealized Gain (Loss)	Variation Margin
				Asset	Liability
Balance at March 31, 2021	10	$1,979,692	$2,308	$7,126	$-
Purchases	48	9,541,925
Sales	(45)	(9,666,572)
Balance at end of the year*	13	$1,855,045	$(39,530)	$-	$202,590
*At March 31, 2022, the Portfolio had 13 Equity Index Russell 1000 Mini futures contracts that expire on June 17, 2022.

Large Cap Value Portfolio I	No. of Contracts	Notional Amount at Cost	Net Unrealized Gain (Loss)	Variation Margin
				Asset	Liability
Balance at March 31, 2021	8	$1,583,260	$2,340	$5,700	$—
Purchases	47	7,715,335
Sales	(36)	(7,725,025)
Balance at end of the year*	19	$1,573,570	$(23,835)	$-	$166,513
*At March 31, 2022, the Portfolio had 19 Equity Index Russell 1000 Mini futures contracts that expire on June 17, 2022.

Mid Cap Core Portfolio I	No. of Contracts	Notional Amount at Cost	Net Unrealized Loss	Variation Margin
				Asset	Liability
Balance at March 31, 2021	5	$1,338,775	$(36,225)	$-	$1,100
Purchases	19	5,117,425
Sales	(20)	(5,432,100)
Balance at end of the year*	4	$1,024,100	$51,580	$-	$16,520
* At March 31, 2022 the Portfolio had 4 Equity Index E-Mini S&P Midcap 400 futures contracts that expire on June 17, 2022.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2022

Small Cap Core Portfolio I	No. of Contracts	Notional Amount at Cost	Net Unrealized Loss	Variation Margin
				Asset	Liablility
Balance at March 31, 2021	7	$824,408	$(49,263)	$6,580	$-
Purchases	28	3,068,630
Sales	(29)	(3,300,763)
Balance at end of the year*	6	$592,275	$27,645	$-	$7,080
*At March 31, 2022 the Portfolio had 6 Equity Index Russell 2000 Mini futures contracts that expire on June 17, 2022.

The following table represents the average underlying notional amount of futures contracts during the year:

Portfolio	Average Notional Amount
International Portfolio I	$933,907
Large Cap Core Portfolio I	1,534,546
Large Cap Growth Portfolio I	2,018,008
Large Cap Value Portfolio I	1,587,085
Mid Cap Core Portfolio I	1,344,455
Small Cap Core Portfolio I	795,893

The futures contracts for each Portfolio are managed by UBS AMPR. These futures contracts are equity contracts. The following tables present the effect of futures contracts on the Statement of Operations for the fiscal year ended March 31, 2022 by underlying risk exposure:

Amount of net realized gain (loss) and unrealized net appreciation (depreciation) on futures contracts recognized in income:

Portfolio	Risk Exposure	Derivative Contract	Net Realized Gain (Loss)	Change in Unrealized Net Appreciation (Depreciation)
International Portfolio I	Equity Index	Futures contract	$(41,225)	$47,810
Large Cap Core Portfolio I	Equity Index	Futures contract	96,380	99,397
Large Cap Growth Portfolio I	Equity Index	Futures contract	302,972	(41,838)
Large Cap Value Portfolio I	Equity Index	Futures contract	254,772	(26,175)
Mid Cap Core Portfolio I	Equity Index	Futures contract	(45,740)	87,805
Small Cap Core Portfolio I	Equity Index	Futures contract	(133,663)	76,908

The following table presents the amount of cash pledged as collateral for futures contracts on the Statement of Assets and Liabilities as of March 31, 2022:

Portfolio	Cash Restricted for Future Contracts
International Portfolio I	$53,903
Large Cap Core Portfolio I	48,718
Large Cap Growth Portfolio I	232,625
Large Cap Value Portfolio I	163,533
Mid cap Core Portfolio I	65,676
Small Cap Core Portfolio I	54,833

6. Concentration of Risk

Concentration of risk that arises from financial instruments exists for groups of investments or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of risk arises from the Fund’s investment securities in relation to the location of issuers or the industries they are engaged in. The concentration by location of issuers and by industries is shown in the Schedule of Investments.     At March 31, 2022, the Fund had investments in Puerto Rico, consisting of a Time Deposit Open Account with Citibank Puerto Rico with an aggregate market value as follows:

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2022

Portfolios	Puerto Rico Investments	% of Net Assets

International Portfolio I	$766,132	19.65%
Large Cap Core Portfolio I	1,481,801	19.90%
Large Cap Growth Portfolio I	1,766,680	20.62%
Large Cap Value Portfolio I	1,631,827	20.44%
Mid Cap Core Portfolio I	1,214,263	21.45%
Small Cap Core Portfolio I	688,890	18.91%

These deposits were issued by entities located in the Commonwealth of Puerto Rico and are not guaranteed by the U.S. Government or any of its subdivisions.     However, they are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000.

Each Portfolio intends to invest at least 20% of its total assets in equity or taxable fixed-income securities, including cash equivalents, issued by Puerto Rico entities (the “Puerto Rico Securities Portion”), and such investments will normally consist of cash equivalents. Therefore, the Fund is more susceptible to factors affecting issuers of Puerto Rico securities than an investment company that is not concentrated in Puerto Rico securities to such degree. However, if any Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico (i.e., the 50 States comprising the United States) issuers which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax considerations to Portfolio unitholders.

Common stocks and other similar equity securities generally are the riskiest investments in a company and they fluctuate in value more than bonds. A Portfolio could lose all of its investment in a company’s stock.

Certain entities or individuals currently own (beneficially or of record) or control 5% or more of the units of the International Portfolio I, Large Cap Core Portfolio I, Large Cap Growth Portfolio I, Large Cap Value Portfolio I, Mid Cap Core Portfolio I, and Small Cap Core Portfolio I. Redemptions by these entities or individuals of their holdings in one or more of these Portfolios may impact such Portfolio’s liquidity and NAV. These redemptions may also force such Portfolio to sell securities.

7. Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments.     Some of these requirements and limitations are imposed by statute or by regulation while others are imposed by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

Each Portfolio intends to invest up to 80% of its total assets in common stocks and other equity securities of U.S. or foreign companies and intends to invest at least 20% of its total assets in equity or taxable fixed-income securities issued by Puerto Rico entities. The Fund’s Investment Adviser will manage the Puerto Rico Securities Portion of each Portfolio directly.

Securities held in each Portfolio may be issued by Puerto Rico or U.S. issuers; generally the Portfolios invest primarily in securities of U.S. issuers, with the exception of the International portfolio, which primarily invests in sponsored or unsponsored American Depositary Receipts representing interests in securities of foreign issuers and foreign stocks.

Each Portfolio may make certain short-term high quality investments of up to 100% of its assets for temporary or defensive purposes, subject to certain conditions. Temporary investments of each Portfolio will be invested in money market funds or other temporary investments and may lend its securities to qualified buyers. Each Portfolio also may invest in repurchase agreements, derivative instruments, and when issued and delayed delivery securities with respect to its Puerto Rico Securities Portion. In addition, the Fund, on behalf of a Portfolio, may borrow money in an amount up to 5% of such Portfolio’s total assets for temporary purposes and to meet redemptions.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2022

8. Components of Distributable Earnings (Accumulated Losses)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities was as follows:

	International Portfolio I	Large Cap Core Portfolio I	Large Cap Growth Portfolio I	Large Cap Value Portfolio I
Cost of Investments	$2,776,014	$3,584,311	$5,043,939	$3,886,480
Gross appreciation	$351,230	$1,989,994	$1,667,873	$2,309,048
Gross depreciation	(132,781)	(97,450)	(103,514)	(47,820)
Net appreciation (depreciation)	218,449	1,892,544	1,564,359	2,261,228

	Mid Cap Core Portfolio I	Small Cap Core Portfolio I
Cost of Investments	$4,107,061	$2,925,763
Gross appreciation	$400,726	$206,275
Gross depreciation	(327,035)	(382,811)
Net appreciation (depreciation)	73,691	(176,536)

The Fund’s policy, as stated in the Prospectus, is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less the net investment income earned in a particular year.

On May 3, 2021, the Board of Directors declared an ordinary net investment income dividend in the issued and outstanding Class A units of the Fund. Refer to table below for a detail of dividends declared:

	Class A
	Amount	Per Share
Large Cap Value Portfolio I	$4,291	$0.01700

The dividends declared above were subject to a 15% tax withholding and the net after tax dividend was paid on May 10, 2021, to the holders of record of the issued and outstanding Class A units of the respective Portfolio on April 30, 2021.

The undistributed net investment income (loss) and components of total distributable (accumulated losses) at March 31, 2022 were as follows:

	International Portfolio I	Large Cap Core Portfolio I	Large Cap Growth Portfolio I	Large Cap Value Portfolio I
undistributed net investment income (loss) at the end of the year	$36,150	$(577,007)	$(1,200,806)	$(86,140)
Accumulated net realized gain from investment and futures	(5,680)	6,922,118	9,739,189	5,233,112
Unrealized net appreciation from investment and futures	256,564	1,993,989	1,524,830	2,237,393
Total Distributable Earnings (Acummulated Loss)	$287,034	$8,339,100	$10,063,213	$7,384,365

	Mid Cap Core Portfolio I	Small Cap Core Portfolio I
Undistributed net investment income (loss) at the end of the year	$(666,365)	$(506,080)
Accumulated net realized gain from investment and futures	$7,363,793	$5,061,427
Unrealized net appreciation from investment and futures	125,271	(148,891)
Total Distributable Earnings (Acummulated Loss)	$6,822,699	$4,406,456

9. Risks and Uncertainties

The Fund and its Portfolios are exposed to various types of risks, such as portfolio manager oversight, conflict of interest, equity, geographic concentration, industry concentration, futures, fixed income securities, non-diversification, fund of funds and bankruptcy risks, among others.     This list is qualified in its entirety by

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2022

reference to the more detailed information provided in the offering documentation for the securities issued by the Fund.

Investment and Market Risk. The Portfolio’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general.

Coronavirus and Public Health Emergencies. As of the date of this financial statement, there is an outbreak of a novel and highly contagious form of coronavirus COVID-19, which the World Health Organization has declared to constitute a “Public Health Emergency of International Concern.” The outbreak of COVID-19 has resulted in and may continue to result in numerous illnesses and deaths. It has also adversely impacted global commercial activity and contributed to significant volatility in certain equity and debt markets. Adverse conditions may worsen over time. The global impact of the outbreak is rapidly evolving, and many countries, states, provinces, districts, departments and municipalities have reacted by instituting quarantines, curfews, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues, including certain infrastructure structures and facilities.

As COVID-19 continues to spread, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. In addition, efforts to successfully develop and make available treatments, vaccines, or other therapeutics may be prolonged, and some or all of these efforts may never succeed.

Portfolio Risk. There is no assurance that the investment approaches used by the Investment Adviser or the Equity Portion Portfolio Manager selected by the Investment Adviser will be successful, and certain Portfolios may be more or less successful than others. The overall success of an investment in the Fund also may depend on the investors ability to choose successfully from among the Portfolios.

Conflicts of Interest Risk. The Investment Adviser (and its affiliates) may have interests that compete with those of the Fund and the Portfolio, for example, because they may engage in transactions directly with the Fund, subject to applicable law. Those entities and the Equity Portion Portfolio Manager also may have interests in, or business relationships with, a company in which the Portfolio invests and those interests may conflict with those of the Portfolio.

Equity Risk. Common stocks and other similar equity securities generally are the riskiest investment in a company and they fluctuate in value more than bonds.     The Portfolio could lose all of its investment in a company’s stock.

Puerto Rico Concentration Risk. Under normal conditions, the Portfolio will invest the Puerto Rico Securities Portion in cash equivalents. However, to the extent the Portfolio invests in other Puerto Rico securities, it will be more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than funds that invest to a lesser degree in Puerto Rico issuers. There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers. As a result, changes in the market value of a single investment in the Puerto Rico Securities Portion of the Portfolio could cause significant fluctuations in the Portfolio’s net asset value price. In addition, the investments in the Puerto Rico Securities Portion had previously been concentrated in the stocks of Puerto Rico financial services companies. Because market risk may affect a single issuer, industry (such as Puerto Rico financial services companies), or sector of the economy, the Portfolio may experience greater price volatility than if it held more diversified investments.

In addition, certain Puerto Rico Securities may have periods of illiquidity. These factors may affect the Portfolio’s ability to acquire or dispose of such securities, as well as the price paid or received upon such acquisition or disposition. In addition, investment by the Portfolio in such securities is subject to their availability in the open market.

Futures. The Portfolio may invest a portion of its Equity Portion in futures contracts in the relevant stock index for the Portfolio. There are several risks accompanying the utilization of futures contracts. First, positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2022

such contracts. While the Portfolio plans to utilize futures contracts only if an active market for such contracts exists, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels or valuation, market circumstances may result in there being a discrepancy between the price of the future and the movement in the underlying instrument or index. The absence of a perfect price correlation between the futures contract and its underlying instrument or index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

Derivatives Risk. The Portfolio may use financial instruments referred to as derivatives with respect to its Puerto Rico Securities Portion, which derive their value from another security, a commodity (such as gold or oil) or an index (a measure of value or rates). The Portfolio’s investments in derivatives may fall more rapidly than other investments. Derivatives, because of their increased volatility and potential leveraging effect, may adversely affect the Portfolio. For example, investments in derivatives linked to an equities or commodities index may subject the Portfolio to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss. If the Portfolio invests in derivative instruments, it could lose more than the principal amount invested. For example, investments in futures involve the risk of imperfect correlation between movements in the price of such futures and movements in the price of the underlying securities or interest rates. Municipal derivatives may also be subject to the same risks as municipal obligations generally, as well as risks of adverse tax determinations.

The Securities and Exchange Commission has adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 has been adopted but will be implemented no earlier than July 2022 (the “Compliance Date”). On and after the Compliance Date, Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by the funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the proposed limits would result in a statutory violation and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Industry Concentration Risk. Certain Portfolios may concentrate their investments in a given industry or business segment. Such concentration may increase a Portfolio’s costs or fluctuations in the value of its investment portfolio.

Credit and Interest Rate Risks. The Portfolio is authorized with respect to its Puerto Rico Securities Portion to invest in bonds and other income-producing securities, such as preferred stock. These securities are subject to credit risk and interest rate risk.

Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond’s value may decline if the market anticipates that the issuer has become less able, or less willing, to make payments on time. Even high-quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. The Portfolio may invest in preferred stock and subordinated debt of Puerto Rico issuers that may be unrated or rated below investment grade, provided that either (i) the issuer of such preferred stock or subordinated debt has senior unsecured debt rated investment grade by a nationally recognized statistical rating organization or (ii) if such issuer does not have senior unsecured debt rated investment grade, the Fund’s Investment Adviser determines that such issuer’s senior unsecured debt is of comparable credit quality. The Portfolio also may invest in other debt securities rated below investment grade, or that the Fund’s Investment Adviser determines to be below investment grade quality, provided that the amount invested in such debt securities may not exceed 5% of the Puerto Rico Securities Portion of the Portfolio’s total assets.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2022

The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise and that the value of the Portfolio’s investments in bonds will fall as a result.

Non-Diversification Risk. Certain Portfolios may be non-diversified. Non-diversification risk is the risk that large positions in a small number of issuers may cause greater fluctuations in a Portfolio’s net asset value as a result of changes in the market’s assessment of the financial condition of those issuers.

Illiquid Securities Risk. The Portfolio may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Portfolio may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. It is presently anticipated that illiquid investments may be made with respect to the Puerto Rico Securities Portion of the Portfolio.

Segregation of Portfolios. The Fund intends to segregate the assets of each Portfolio so that an investor has the exclusive right to the assets, income, and profits from the Portfolio(s) in which it invests, and only bear the expenses, deductions and costs properly attributable or allocated to those Portfolio(s).

The Fund also intends that creditors of any Portfolio only will have recourse to the assets in that Portfolio. There can be no assurance, however, that efforts to effect this segregation of assets and liabilities will be successful, nor that a court, in the event of the Fund’s or a Portfolio’s bankruptcy, would regard the Portfolios as separate entities for purposes of determining the bankruptcy estate.

Equity Portion Portfolio Manager Oversight Risks. Because the Equity Portion Portfolio Manager, or other sub-adviser engaged directly by the Investment Adviser, makes trading decisions on behalf of the Portfolio independently, the Investment Adviser may not always have access to information concerning the securities positions of the Portfolio at a given point in time.     Delays in receipt of such information may hinder the Investment Adviser’s oversight of the Equity Portion Portfolio Manager and/or sub-advisers.

Mid Cap Company Risk. The Portfolio may invest to a significant degree in common stocks of mid cap companies. These companies present greater risks because they generally are more vulnerable to adverse business or economic developments and they may have more limited resources.

Russia-Ukraine Conflict Risk. The Russian Federation invaded Ukraine on February 24, 2022. Geopolitical tensions have risen significantly in response and the United States, the United Kingdom, European Union member states, and other countries have imposed economic sanctions on the Russian Federation, parts of Ukraine, as well as various designated parties. As further military conflicts and economic sanctions continue to evolve, it has become increasingly difficult to predict the impact of these events or how long they will last. Depending on direction and timing, the Russian Federation-Ukraine conflict may significantly exacerbate the normal risks associated with the Fund and its Portfolios, and result in adverse changes to, among other things: (i) general economic and market conditions; (ii) shipping and transportation costs and supply chain constraints; (iii) interest rates, currency exchange rates, and expenses associated with currency management transactions; (iv) demand for investments; (v) available credit in certain markets; (vi) import and export activity from certain markets; and (vii) laws, regulations, treaties, pacts, accords, and governmental policies. Economic and military sanctions related to the Russian Federation-Ukraine conflict, or other conflicts, have the potential to gravely impact markets, global supply and demand, import/export policies, and the availability of labor in certain markets. There is no guarantee that such sanctions and economic actions will abate or that more restrictive measures will not be put in place in the near term. Moreover, it is expected that the Russian Federation-Ukraine military conflict could spark further sanctions and/or military conflicts which will impact other regions. The foregoing could seriously impact the Fund’s operations, its ability to realize its investment objectives in a timely manner, and the performance of the Portfolios.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2022

10. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not had prior claims or losses for indemnifications and expects the risk of loss to be remote.

11. Subsequent Events

Events and transactions from April 1, 2022 through May 27, 2022 (the date the financial statements were available to be distributed) have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Multi-Select Securities Fund for Puerto Rico Residents (formerly known as Multi-Select Securities Puerto Rico Fund.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the International Portfolio I, the Large Cap Core Portfolio I, the Large Cap Growth Portfolio I, the Large Cap Value Portfolio I, the Mid Cap Core Portfolio I, and the Small Cap Core Portfolio I (the six funds constituting the Multi-Select Securities Fund for Puerto Rico Residents, hereafter referred to as the “Funds”), including the schedules of investments, as of March 31, 2022, and the related statements of operations, changes in net assets and financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds at March 31, 2022, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The financial statements of the Funds as of and for the year ended March 31, 2021 (not presented herein, other than the statement of changes in net assets) were audited by other auditors whose report, dated May 7, 2021, expressed an unqualified opinion on those financial statements based on their audit performed in accordance with auditing standards generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor one or more UBS investment companies since 1978.

New York, New York

May 27, 2022

OTHER INFORMATION (Unaudited)

Management of the Fund

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available upon request by calling the Fund at 787-250-3600.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships

Independent Directors
Agustin Cabrer (73)	Director	Director since 2005	President of Starlight Development Group, Inc. from 1995 to 2014 (real estate development); President of Antonio Roig Sucesores since 1995 (real estate development); Partner of Desarrollos Roig since 1995, Desarrollos Agrícolas del Este S.E. since 1995, and El Ejemplo, S.E. since 1995 (real estate development); Partner, Pennock Growers, Inc. since 1998; Partner and Managing Director of RERBAC Holdings, LLP since 2004 (real estate development); Director of V. Suarez & Co. since 2002, V. Suarez Investment Corporation since 2002, V. Suarez International Banking Entity, Inc. since 2002, Villa Pedres, Inc. since 2002, and Caparra Motor Service since 1998; Director of TC Management from 2002 to 2013; Officer of Candelero Holdings & Management, Inc. from 2001 to 2013; 100% owner, President and Registered Principal (Agent) of Starlight Securities Inc. since 1995 (registered broker-dealer); former Member of the Board of Trustees of the University of Puerto Rico; Partner and Officer of Grupo Enersol, LLC since 2013 (solar photovoltaic developer); President of Libra Government Building, Inc. since 1997; Partner of Cometa 74, LLC since 1998; Vice-President of Candelario Point Partners, Inc. since 1998; Officer of Marbella Development, Corp. from 2001 to 2014.	18 funds consisting of 29 portfolios	None
Vicente J. León (82)	Director	Director since 2021	Independent business consultant since 1999; former Member of the Board of Directors of Triple S Management Corporation; served as a consultant with Falcón Sánchez and Associates, a Certified Public Accounting Firm, from 2000 to 2001; Partner at KPMGLLP from 1981 to 1998.	18 funds consisting of 29 portfolios	None

1

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Carlos Nido (57)	Director	Director since 2007	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015; President and Executive Producer of Piñolywood Studios LLC; Member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events; Former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.	25 funds consisting of 36 portfolios	None
Luis M. Pellot (73)	Director	Director since 2005	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989; Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002; Member of PR Bar Association, PR Manufacturers Association, PR Chamber of Commerce, PR General Contractors Association, PR Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997.	25 funds consisting of 36 portfolios	None
Clotilde Pérez (70)	Director	Director since 2009	Vice President Corporate Development Officer of V. Suarez & Co., Inc. since 1999; Member of the Board of Trustee of the University of the Sacred Heart since 2005; Member of the Board of Directors of Campofresco Corp. since 2012; former Member of the Board of Directors of Grupo Guayacan, Inc.; EnterPrize, Inc. and Puerto Rico Venture Forum from 1999 to 2013; General Partner of the Guayacan Fund of Funds Family.	25 funds consisting of 36 portfolios	None
José J. Villamil (81)	Director	Director since 2021	Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc.; Member of the Board of Governors of United Way of Puerto Rico; Chairman of the Puerto Rico Manufacturer’s Association’s Committee on Competitiveness Chairman of the Board of BBVA-PR from 1998 to 2012; founding Director of the Puerto Rico Community Foundation and the Aspen Institute’s Non- Profit Sector Research Fund; former Member of the New York Federal Reserve Bank’s Community Affairs Roundtable; former President of the Puerto Rico Chamber of Commerce, as well as former Chairman of its Economic Advisory Council; former President of the Inter-American Planning Society; former President of the Puerto Rico Economics Association; former Chairman of	18 funds consisting of 29 portfolios	None

2

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
the Puerto Rico-2025 Commission (formerly, Alianza para el Desarrollo); former Chairman of the Commission on the Economic Future of Puerto Rico; former professor of the Economics Department of the University of Pennsylvania’s Wharton School and Graduate School of Arts and Sciences and former Professor of Planning at the University of Puerto Rico. Mr. Villamil has served on numerous Boards such as, the Boards of the Ponce School of Medicine, St. John’s School and the Ana G. Méndez University System, the Board of the National Puerto Rican Coalition in Washington, and on the Board of Economists of Hispanic Business. In 2009, Mr. Villamil was appointed as a Member of the Economic Advisory Council as well as Chairman of the Strategic Planning Committee of the State Human Resources and Occupational Development Council as well as Chairman of the Strategic Planning Committee of the State Human Resources and Occupational Development Council;

Interested Director
Carlos V. Ubiñas (67)****	Director, Chairman of the Board of Directors, and President	Director since 2005 and President since 2015; Chairman of the Board of Directors since 2012	Chief Executive Officer since 2009, President since 2005 Managing Director, Head Asset Management and Investment Banking of UBS Financial Services Inc. since 2014; former Chief Operating Officer and Executive Vice President of UBS Financial Services Inc. from 1989 to 2005. UBS Financial Services Inc. is an affiliate of the Fund.	18 funds consisting of 29 portfolios	None

Officers
Leslie Highley (75)	Senior Vice President	Senior Vice President since 2005	Managing Director of UBS Trust Company of Puerto Rico; Senior Vice-President of UBS Financial Services Incorporated of Puerto Rico; Senior Vice President of the Puerto Rico Investors Tax—Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico.	Not applicable	None
William Rivera (63)	First Vice President and Treasurer	First Vice President since 2005 and Treasurer since 2015	Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Puerto Rico since 1987.	Not applicable	None
Javier Rodríguez (49)	Assistant Vice	Assistant Vice	Divisional Assistant Vice President, trader, and portfolio manager of UBS Trust PR since	Not applicable	None

3

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
	President and Assistant Treasurer	President and Assistant Treasurer since 2005	2003; financial analyst with UBS Trust PR from 2002 to 2003; financial analyst with Popular Asset Management from 1998 to 2002.
Liana Loyola (61)	Secretary	Secretary since 2014	Attorney in private practice since 2009.	Not applicable	None
Cary Alsina ***** (53)	Assistant Vice President	Assistant Vice President since 2019	Assistant Portfolio Manager and Analyst for UBS Asset Managers of Puerto Rico and Puerto Rico Investors Family of Funds since 2010; Account Vice President in UBS Financial Services of Puerto Rico from 2004 to 2010; Financial Advisor in Popular Securities from 2001 to 2004; First Vice President in Commercial Loans Division in Banco Popular de Puerto Rico from 1995 to 2001.	Not applicable	None
Heydi Cuadrado (41)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Trust Company since March 2012. Trader and Assistant Portfolio Manager for UBS Asset Managers of Puerto Rico since 2008. Joined UBS Trust Company in 2003.	Not applicable	None
Gustavo Romañach (47)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Asset Managers of Puerto Rico since 2013; Associate Director Portfolio analyst & trader of UBS Asset Managers of Puerto Rico since 2009; Assistant Vice-President of UBS Asset Managers of PR since 2003.	Not applicable	None

*    The address of each Director and officer is UBS Trust Company of Puerto Rico, American International Plaza – Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

**   Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 85. Each officer is annually elected by and serves at the pleasure of the Board.

***    The Affiliated Funds consist of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”); and Puerto Rico Investors Tax-Free Fund, Inc.; Puerto Rico Investors Tax-Free Fund Inc. II; Puerto Rico Investors Tax-Free Fund III, Inc.; Puerto Rico Investors Tax-Free Fund IV, Inc.; Puerto Rico Investors Tax-Free Fund V, Inc.; Puerto Rico Investors Tax-Free Fund VI, Inc.; Puerto Rico Tax-Free Target Maturity Fund, Inc.; Puerto Rico Tax- Free Target Maturity Fund II, Inc.; and Puerto Rico Investors Bond Fund I (the “Co-Advised Family of Funds,” and together with the UBS Family of Funds, the “Affiliated Funds”). The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust PR. The Co-Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management, a division of Banco Popular de Puerto Rico. Messrs. Ubiñas, Villamil, and León serve on the Board of Directors of each of the investment companies comprising the UBS Family of Funds.

****   Mr. Ubiñas is considered an “Interested Director” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act as a result of his employment as an officer of the Fund, the Fund’s investment adviser, or an affiliate thereof.

***** Ms. Alsina resigned effective August 13, 2021.

4

Disclosure of Fund Expenses

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for fund management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the one half year period shown and held for the entire period (October 1, 2021 to March 31, 2022).

The table below illustrates your Fund’s costs in two ways.

●

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the year. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

●

Hypothetical 5% return. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Funds’ actual return — the account values shown do not apply to your specific investment.

INTERNATIONAL PORTFOLIO I - CLASS A	Beginning Account Value 10/1/2021	Ending Account Value 3/31/2022	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$935	0.88%	$4.27
Hypothetical 5% Return	1,000	1,021	0.88%	$4.41
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

LARGE CAP CORE PORTFOLIO I - CLASS A	Beginning Account Value 10/1/2021	Ending Account Value 3/31/2022	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,115	0.88%	$4.67
Hypothetical 5% Return	1,000	1,021	0.88%	$4.41
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

5

LARGE CAP CORE PORTFOLIO I - CLASS L	Beginning Account Value 10/1/2021	Ending Account Value 3/31/2022	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,111	1.08%	$5.71
Hypothetical 5% Return	1,000	1,020	1.08%	$5.41
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

LARGE CAP GROWTH PORTFOLIO I - CLASS A	Beginning Account Value 10/1/2021	Ending Account Value 3/31/2022	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,082	0.88%	$4.59
Hypothetical 5% Return	1,000	1,021	0.88%	$4.41
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

LARGE CAP GROWTH PORTFOLIO I - CLASS L	Beginning Account Value 10/1/2021	Ending Account Value 3/31/2022	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,078	1.08%	$5.63
Hypothetical 5% Return	1,000	1,020	1.08%	$5.41
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

LARGE CAP VALUE PORTFOLIO I - CLASS A	Beginning Account Value 10/1/2021	Ending Account Value 3/31/2022	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,130	0.88%	$4.70
Hypothetical 5% Return	1,000	1,021	0.88%	$4.41
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

LARGE CAP VALUE PORTFOLIO I - CLASS L	Beginning Account Value 10/1/2021	Ending Account Value 3/31/2022	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,126	1.08%	$5.75
Hypothetical 5% Return	1,000	1,020	1.08%	$5.41
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

MID CAP CORE PORTFOLIO I - CLASS A	Beginning Account Value 10/1/2021	Ending Account Value 3/31/2022	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,026	0.88%	$4.47
Hypothetical 5% Return	1,000	1,021	0.88%	$4.41
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

MID CAP CORE PORTFOLIO I - CLASS L	Beginning Account Value 10/1/2021	Ending Account Value 3/31/2022	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,022	1.08%	$5.47
Hypothetical 5% Return	1,000	1,020	1.08%	$5.41
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

SMALL CAP CORE PORTFOLIO I - CLASS A	Beginning Account Value 10/1/2021	Ending Account Value 3/31/2022	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$994	0.88%	$4.40
Hypothetical 5% Return	1,000	1,021	0.88%	$4.41
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

6

Privacy Notice

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

●	Investor applications and other forms,

●	Written and electronic correspondence,

●	Telephone contacts,

●

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds, and any affiliation with the Distributor and its affiliates),

●	Website visits,

●	Consumer reporting agencies

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

7

Statement Regarding Availability of Quarterly Portfolio Schedule.

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec. gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

8

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

9

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

10

Statement Regarding Liquidity Risk Management Program

The SEC has adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of Fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interest in the Fund.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account as relevant to the Fund’s liquidity risk: 1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; and 2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid”, “Moderately Liquid”, “Less Liquid”, and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board of Directors (“BOD”) and the SEC (on a non-public basis) as required by the Program and Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and consequently the Program, also require reporting to the BOD and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on May 27, 2022, the Committee presented a report to the BOD that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022, through March 31, 2022, and stated the following:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
●	The Fund’s investment strategy remained appropriate for an open-end Fund;
●	The Fund was able to meet requests for redemption without significant dilution of remaining investor’s interests in the Fund;
●	The Fund did not breach the 15% limit on Illiquid Investments; and
●	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

11

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley, Austin, Brown & Wood, LLP

787 Seventh Avenue

New York, New York 10019

PUERTO RICO LEGAL COUNSEL

DLA Piper, LLC

500 Calle de la Tanca, Ochoa Building Suite 401

San Juan, Puerto Rico 00901-1969

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Luis M.Pellot-González

Director

Clotilde Pérez

Director

Leslie Highley, Jr.

Senior Vice President

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Cary Alsina1

Assistant Vice President

Gustavo Romanach

Assistant Vice President

Liana Loyola, Esq.

Secretary

Remember that:

•	Mutual Fund’s units are not bank deposits or FDIC insured.
•	Mutual Fund’s units are not obligations of or guaranteed by UBS Financial Services Incorporated of Puerto Rico or any of its affiliates.
•	Mutual Fund’s units are subject to investment risks, including possible loss of the principal amount invested.

1 Ms. Alsina resigned from her position as Assistant Vice President effective on August 13, 2021.

[This page intentionally left blank]

(b)        Not applicable.

Item 2. Code of Ethics.

(a)        Multi-Select Securities Fund for Puerto Rico Residents (the “Fund” or the “registrant”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code”).

(b)        No disclosures are required by this Item 2(b).

(c)        The Fund has not made any amendment to the Code during the period covered by this Form N-CSR.

(d)        There have been no waivers granted by the Fund to individuals covered by the Code during the reporting period for Form N-CSR.

(e)        Not applicable.

(f)        A copy of the Code is incorporated herein by reference as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)

(1)        The Board of Directors of the Fund has determined that it has an audit committee financial expert serving on the Fund’s Audit Committee that possesses the attributes identified in Item 3(b) to Form N-CSR.

(2)        The name of the audit committee financial expert is Vicente León. Mr. León has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(3)        Not applicable.

Item 4. Principal Accountant Fees and Services.

On February 18, 2021, PricewaterhouseCoopers LLP (“PwC”) declined to stand for re-election as the independent auditors for the Fund.

In view of PwC’s declination to stand for re-election as the independent auditors for the Fund, the Audit Committee completed a competitive process to review the appointment of the Fund’s independent registered public accounting firm for the 2021-2022 fiscal year. As a result of this process and following careful deliberation, on or about August 11, 2021, the Fund engaged Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm for the Fund’s fiscal year ended March 31, 2022. The decision to select E&Y was recommended by the Funds’ Audit Committee and was approved by the Fund’s Board of Directors on May 11, 2021.

As a result, for the fiscal year ended March 31, 2021, PwC was the independent auditor for the Fund and E&Y is the independent registered public accounting firm for the Fund for the fiscal year ended March 31, 2022.

(a)        Audit Fees – The aggregate fees billed for professional services rendered by PwC and E&Y for the audit of the registrant’s annual financial statements and for services that are normally provided by

PwC and E&Y in connection with statutory and regulatory filings for the fiscal years ended March 31, 2021 and March 31, 2022 were $102,274 and $115,836, respectively.

(b)        Audit Related Fees – For the fiscal year ended March 31, 2021, the registrant was not billed by PwC for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

For the fiscal year ended March 31, 2022, the registrant has not received any fees billed from E&Y for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(c)        Tax Fees – The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended March 31, 2021 were $11,162. These represent fees for services rendered to the registrant for review of tax returns for the fiscal year ended March 31, 2021.

The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended March 31, 2022 were $19,109. These represent fees for services rendered to the registrant for review of tax returns for the fiscal year ended March 31, 2022.

For the fiscal year ended March 31, 2021, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by PwC to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

For the fiscal year ended March 31, 2022, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d)        All Other Fees - Prior to May 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund and its affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. The registrant was billed by PwC for services related to these Procedures performed on a quarterly basis. For the fiscal year ended March 31, 2021 the fees were $10,428. In addition, the registrant was billed by PwC for professional services provided in connection with the Fund’s 1940 Act registration and auditor’s consent which totaled $12,599. The registrant was not billed for any other products or services provided by PwC for the fiscal year ended March 31, 2021 other than the services reported in paragraphs (a) through (c) above.

For the fiscal year ended March 31, 2021, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (d) above, were billed by PwC to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

The registrant was not billed for any other products or services provided by E&Y for the fiscal year ended March 31, 2022 other than the services reported in paragraphs (a) through (c) above.

For the fiscal year ended March 31, 2022, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1)    The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

All the audit and tax services described above for which PwC billed the Fund fees for the fiscal year ended March 31, 2021 were pre-approved by the Audit Committee. For the fiscal year ended March 31, 2021, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC.

All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal year ended March 31, 2022 were pre-approved by the Audit Committee. For the fiscal year ended March 31, 2022, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(2)        Not applicable.

(f)        Not applicable.

(g)        There were no fees billed by PwC for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for the fiscal year ended March 31, 2021.

There were no fees billed by E&Y for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for the fiscal year ended March 31, 2022.

(h)        The Audit Committee of the registrant’s Board of Directors considered the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph I(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)        Not applicable.

(b)    Not applicable.

Item 6. Investments.

(a)        Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)        The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 Act.

(b)        There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	Code of Ethics is filed herewith.

(a) (2)	The certifications required by Rule 30a-2(a) under the 1940 Act is filed herewith.

(a) (3)	Not applicable.

(a)(4)	Not applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MULTI-SELECT SECURITIES FUND FOR PUERTO RICO RESIDENTS

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	June 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	June 3, 2022

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:	June 3, 2022